                                    [LOGO]
                                   MACK-CALI
                              REALTY CORPORATION

                              THIRD QUARTER 2000

                  SUPPLEMENTAL OPERATING AND FINANCIAL DATA

     THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA IS NOT AN OFFER TO SELL OR SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY. ANY OFFERS TO SELL OR
      SOLICITATIONS OF THE COMPANY SHALL BE MADE BY MEANS OF A PROSPECTUS.

                                     INDEX

                                                                                                          PAGE/S
                                                                                                          ------
I.  COMPANY BACKGROUND
----------------------
-    About the Company/Other Corporate Data.............................................................      5
-    Board of Directors/Executive Officers..............................................................      6
-    Equity Research Coverage/Company Contact Information...............................................      7

II.  FINANCIAL HIGHLIGHTS
-    Quarterly Summary..................................................................................      9
-    Dispositions/Acquisitions/Development Summary......................................................     10
-    Financing Activities/Leasing Information...........................................................     11
-    Key Financial Data.................................................................................     12
-    Same-Store Results and Analysis....................................................................     13
-    Unconsolidated Joint Ventures Summary..............................................................  14-16
-    Select Financial Ratios............................................................................     17
-    Debt Analysis:
     -   Debt Breakdown/Future Repayments...............................................................     18
     -   Debt Maturities................................................................................     19
     -   Debt Detail....................................................................................     20

III. FINANCIAL STATEMENTS
-    Consolidated Statements of Operations..............................................................     22
-    Consolidated Balance Sheets........................................................................     23
-    Consolidated Statement of Changes in Stockholders' Equity..........................................     24
-    Statements of Funds from Operations and Cash Available for Distribution............................     25
-    Reconciliation of Basic-to-Diluted Shares/Units....................................................     26

IV.  VALUE CREATION PIPELINE
-    Operating Property Acquisitions ...................................................................     28
-    Properties Placed in Service.......................................................................     29
-    Acquisition Property Profile ......................................................................     30
-    Summary of Construction Projects...................................................................     31
-    Summary of Land Parcels............................................................................     32
-    Rental Property Sales/Rental Property Held for Sale................................................     33

V.   PORTFOLIO/ LEASING STATISTICS
-    Leasing Statistics.................................................................................  35-44
-    Market Diversification (Top 25 MSA's)..............................................................     45
-    Industry Diversification (Top 30 Tenant Industries)................................................     46
-    Consolidated Portfolio Analyses:
         BREAKDOWNS BY:
         (a) Number of Properties.......................................................................     47
         (b) Square Footage.............................................................................     48
         (c) Base Rental Revenue........................................................................     49
         (d) Percentage Leased..........................................................................     50
-    Consolidated Property Listing (by Property Type)...................................................  51-62
-    Significant Tenants (Top 20 Tenants)...............................................................     63
-    Schedules of Lease Expirations (by Property Type)..................................................  64-67

Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Federal Securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office, office/flex and industrial/warehouse properties; interest rate levels; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, and annual reports on Form 10-K and Form 10-K/A.

                             I. COMPANY BACKGROUND

                             I. COMPANY BACKGROUND

                               ABOUT THE COMPANY

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.6 billion at September 30, 2000. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly traded REIT since 1994. Mack-Cali owns or has interests in 268 properties, primarily class A office and office/flex buildings, totaling approximately 28.5 million square feet, serving as home to over 2,400 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 10.6 million square feet of additional commercial space.

                                    HISTORY

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly traded company named Cali Realty Corporation, traded on the New York Stock Exchange as CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                   STRATEGY

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast, with a presence in California.

                                    SUMMARY
                           (AS OF SEPTEMBER 30, 2000)

  Corporate Headquarters                Cranford, New Jersey
  Fiscal Year End                       12/31
  Total Properties                      268
  Total Square Feet                     28.5 million square feet
  Geographic Diversity                  12 states and the District of Columbia
  New Jersey Presence                   13.6 million square feet
  Northeast Presence                    21.7 million square feet
  Common Shares and
       Units Outstanding                73.1 million
  Dividend-- Quarter/Annualized         $0.61/$2.44
  Dividend Yield                        8.7%
  Total Market Capitalization           $3.6 billion
  Insider Ownership                     17.1%
  Senior Debt Rating                    BBB (S&P and Fitch);
                                           Baa3 (Moody's)

                              BOARD OF DIRECTORS

William L. Mack, CHAIRMAN OF THE BOARD

John J. Cali, CHAIRMAN EMERITUS

Martin S. Berger, DIRECTOR

Brendan T. Byrne, DIRECTOR

John R. Cali, DIRECTOR

Nathan Gantcher, DIRECTOR

Martin D. Gruss, DIRECTOR

Mitchell E. Hersh, DIRECTOR

Earle I. Mack, DIRECTOR

Alan G. Philibosian, DIRECTOR

Irvin D. Reid, DIRECTOR

Vincent Tese, DIRECTOR

Roy J. Zuckerberg, DIRECTOR

                              EXECUTIVE OFFICERS

Mitchell E. Hersh, CHIEF EXECUTIVE OFFICER

Timothy M. Jones, PRESIDENT

Barry Lefkowitz, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Roger W. Thomas, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                          EQUITY RESEARCH COVERAGE

BANC OF AMERICA SECURITIES                  GREEN STREET ADVISORS
Lee T. Schalop/Alexis Hughes                James Sullivan
(212) 847-5677/(212) 847-5705               (949) 640-8780

BEAR, STEARNS & CO., INC.                   LEHMAN BROTHERS
Ross Smotrich                               David Shulman/ Stuart Axelrod
(212) 272-8046                              (212) 526-3413/ (212) 526-3410

CS FIRST BOSTON                             MERRILL LYNCH
Lawrence Raiman                             Rahul Bhattacharjee/ Steve Sakwa
(212) 538-2380                              (212) 449-1920/ (212) 449-0335

DRESDNER KLEINWORT BENSON                   MORGAN STANLEY DEAN WITTER
Sheila McGrath                              Greg Whyte
(212) 429-3442                              (212) 761-6331

FIRST UNION                                 SALOMON SMITH BARNEY
Christopher Haley                           Jonathan Litt/ Gary Boston
(443) 263-6773                              (212) 816-0231/ (212) 816-1383

GOLDMAN SACHS                               UBS WARBURG
James Kammert                               Anthony Davis
(212) 855-0670                              (212) 821-2303

                          COMPANY CONTACT INFORMATION

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, NJ 07016-3599
PHONE:   (908) 272-8000      WEB:      www.mack-cali.com
FAX:     (908) 272-6755      E-MAIL:   investorrelations@mack-cali.com

                          II. FINANCIAL HIGHLIGHTS

                          II. FINANCIAL HIGHLIGHTS

                              QUARTERLY SUMMARY

FFO, after adjustment for straight-lining of rents and non-recurring charges, for the quarter ended September 30, 2000, amounted to $65.0 million, or $0.89 per share, versus $61.3 million, or $0.83 per share, for the quarter ended September 30, 1999, a per share increase of 7.2 percent. In the third quarter 2000, the Company incurred non-recurring charges relating to costs associated with the termination of the Prentiss merger agreement of $27.9 million, or $0.38 per share, which has been excluded from FFO for the period. For the nine months ended September 30, 2000, FFO, after adjustment for straight-lining of rents and non-recurring charges, amounted to $197.5 million, or $2.70 per share, versus $182.2 million, or $2.46 per share, for the same period last year, for a nine-month period increase of 9.8 percent on a per share basis.

Cash available for distribution (CAD) for the third quarter 2000 equaled $53.6 million, or $0.73 per share, versus $50.4 million, or $0.68 per share, for the same quarter last year, an increase of 7.4 percent on a per share basis. For the nine months ended September 30, 2000, CAD equaled $163.1 million, or $2.23 per share, versus $157.9 million, or $2.14 per share, for the same period last year, for a nine-month period increase of 4.2 percent on a per share basis.

Total revenues for the third quarter 2000 increased 3.2 percent to $143.4 million from $139.0 million for the same quarter last year. For the nine months ended September 30, 2000, total revenues amounted to $432.3 million, an increase of 5.2 percent over the $410.9 million of total revenues for the same period last year.

Income from operations before minority interest in Operating Partnership for the third quarter 2000 equaled $44.5 million, or $0.61 per share, versus $40.9 million, or $0.55 per share, for the same quarter last year, a per share increase of 10.9 percent. Income from operations before minority interest in Operating Partnership for the nine months ended September 30, 2000 equaled $134.3 million, or $1.83 per share, versus $123.5 million, or $1.66 per share, for the same period last year, a per share increase of 10.2 percent. Income from operations before minority interest in Operating Partnership excludes gains on sales of rental property and non-recurring charges.

All per share amounts presented are on a diluted basis; basic per share information is included in the financial tables accompanying this press release.

The Company had 58,698,648 shares of common stock, 7,991,963 common operating partnership units and 223,124 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,439,366 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 73,129,977 shares/common units outstanding at September 30, 2000.

As of September 30, 2000, the Company had total indebtedness of approximately $1.53 billion, with a weighted average annual interest rate of 7.32 percent. Mack-Cali's total market capitalization was $3.6 billion at September 30, 2000, with a debt-to-market capitalization ratio of 42.7 percent. The Company had an interest coverage ratio of 3.65 times for the quarter ended September 30, 2000.

Commenting on the results, Mitchell E. Hersh, chief executive officer, said, "We are pleased with our third quarter results and the dividend increase announced in September, which reflect our continued financial success." Mr. Hersh continued, "The management team, with the full support of the Board of Directors, is committed to executing a highly focused growth strategy. With an enhanced disposition program of assets in our non-core markets, we plan to build greater value for our shareholders by redeploying proceeds in acquisition and development opportunities in our core high-barrier-to-entry Northeast markets."

On September 22, 2000, Mack-Cali Realty and Prentiss Properties Trust mutually agreed to terminate their merger agreement. In connection with the termination, Mack-Cali deposited $25 million in an escrow account for the benefit of Prentiss Properties and incurred an additional $2.9 million in costs associated with the transaction.

As part of the Company's strategy reflecting an enhanced focus on its core, high-barrier-to-entry Northeast markets, the following is a summary of recent dispositions, acquisitions and development activities carried out in execution of this strategy:

                                 DISPOSITIONS

As part of the enhanced disposition program, and in conjunction with the termination of the Prentiss merger agreement, the Company sold Cielo Center, a 270,000 square-foot office building located in Austin, Texas, to Prentiss Properties for $47.2 million, realizing a gain of $10.0 million on the sale.

The Company anticipates closing this month on the sale of the Brandeis Building, a 320,000 square-foot office property located in Omaha, Nebraska. CB Richard Ellis and Pacific Realty Group are acting as selling agents on the sale.

Eastdil Realty Co., LLC has been engaged to sell the Company's Houston, Texas assets, which consist of six office properties that total over 700,000 square feet.

The Company has hired CB Richard Ellis to act as the selling agent for the Company's four office properties, aggregating over 940,000 square feet, in San Antonio, Texas.

Additionally, the Company is analyzing several of its other assets located in non-core markets in preparation for marketing for sale. The Company is currently focusing on its assets in Phoenix, Arizona; Denver, Colorado; and Dallas, Texas under the next phase of its disposition plan.

                                 ACQUISITIONS

The Company acquired in July 915 North Lenola Road, a 52,488 square-foot office/flex property located in Moorestown, New Jersey, for $2.5 million. The building is located in the Company's Moorestown West Corporate Center, which encompasses 20 buildings and aggregates 928,000 square feet.

                              DEVELOPMENT SUMMARY

During the quarter, the Company placed two office properties in service. 106 Allen Road, a 132,010 square-foot, class A office property located in Liberty Corner, Bernards Township, New Jersey and constructed by a joint venture between Mack-Cali and SJP Properties, was placed in service on September 15, 2000. The property is currently 73 percent leased, including a 10-year, 78,000 square-foot lease to KPMG Consulting, LLP, a multi-national consulting firm. On September 1, 2000, the Company placed in service Harborside Financial Center Plaza 4-A, a build-to-suit 185,000 square foot, class A office building built atop a 1,100-car parking garage located in Jersey City, New Jersey. The office space is 100 percent leased to TD Waterhouse, a global online broker and provider of online investing services and related financial products, under a 15-year lease agreement.

At quarter end, the Company had six development projects under construction totaling 1.4 million square feet, which are over 60 percent leased. Expected returns on the projects are approximately 11 percent.

On October 24, 2000, the Company announced its plans to develop two new significant class A office development projects at the Harborside Financial Center. The two projects consist of: Plaza 5, a 33-story, 915,000 square-foot building with a seven-story, 1,270-car parking garage pedestal, which is expected to be completed in the third quarter of 2002; and Plaza 10, a 19-story, 575,000 square-foot building, which is due for completion in early 2002. The Company currently has leasing commitments for approximately 25 percent of the Plaza 5 project.
At Plaza 10, Charles Schwab & Co. has signed a 15-year lease for 300,000 square feet, representing 52 percent of the project, with expansion options for additional space at Harborside. Total development costs for Plazas 5 and 10 are estimated to be approximately $400 million, which will be initially funded from Mack-Cali's revolving credit lines. The expected unleveraged return on these projects is estimated to be approximately 11 percent.

In August, the Company, in a joint venture with SJP properties, acquired a 47-acre developable land site at Morris Corporate Center in Parsippany, New Jersey for approximately $16.2 million. The land is approved for the development of up to 645,000 square feet, and in combination with adjacent developable land currently owned by the Company, allows the Company the potential to develop up to 2 million square feet of additional office space in the exclusive Parsippany sub-market. The Company currently owns 10 in-service class A office properties, aggregating 1.5 million square feet in Parsippany. With its development potential, the Company has the ability to own an aggregate of over 3.5 million square feet of office space in one of New Jersey's strongest sub-markets.

                             FINANCING ACTIVITIES

In September, Mack-Cali raised its quarterly dividend by 5.2 percent, to $0.61 per share ($2.44 per share on an annualized basis), effective for the quarter ended September 30, 2000. This increase represents the sixth consecutive year in which the Company has increased its quarterly dividend.

Also in September, the Company announced that the Board of Directors authorized an increased share repurchase program through which Mack-Cali is authorized to repurchase up to $150 million of its outstanding common stock in the open market or through private transactions with the amount and timing of repurchases depending on market conditions. Since the announcement, the Company has repurchased 792,100 shares for a total cost of $21.7 million.

                              LEASING INFORMATION

Mack-Cali's consolidated in-service portfolio was 96.7 percent leased at September 30, 2000, compared to 96.9 percent at June 30, 2000.

For the quarter ended September 30, 2000, the Company executed 176 leases totaling 1,011,946 square feet, consisting of 744,253 square feet of office space and 267,693 square feet of office/flex space. Of these totals, 356,715 square feet were for new leases and 655,231 square feet were for lease renewals and other tenant retention transactions.

                               KEY FINANCIAL DATA

                                                            AS OF OR FOR THE THREE MONTHS ENDED
-------------------------------------------------------------------------------------------------------------------
                                         9/30/00          6/30/00         3/31/00         12/31/99          9/30/99
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
SHARES AND UNITS:
Common Shares Outstanding             58,698,648       58,782,808      58,489,135       58,446,552       58,390,984
Common Units Outstanding (a)          14,431,329       14,515,086      14,734,548       14,771,431       14,904,185
Combined Shares and Units             73,129,977       73,297,894      73,223,683       73,217,983       73,295,169
Weighted Average- Basic (b)           66,728,711       66,626,649      66,428,219       66,468,799       66,893,433
Weighted Average- Diluted (c)         73,353,028       73,283,803      73,191,200       73,272,048       73,730,703

COMMON SHARE PRICE ($'S):
At the end of the period                 28.1875          25.6875         25.5000          26.0625          26.8125
High during period                       28.6250          28.4375         26.6250          26.8125          30.8125
Low during period                        25.0625          24.4375         22.7500          23.1250          25.7500

MARKET CAPITALIZATION:
($'S IN THOUSANDS EXCEPT RATIOS)
Market Value of Equity (a)             2,063,276        1,882,840       1,951,701        1,991,844        1,965,227
Total Debt                             1,534,327        1,487,277       1,528,503        1,490,175        1,578,229
Total Market Capitalization            3,597,603        3,370,117       3,480,204        3,482,019        3,543,456
Total Debt/ Total Market
  Capitalization                          42.65%           44.13%          43.92%           42.80%           44.54%

FINANCIALS:
($'S IN THOUSANDS EXCEPT RATIOS AND
 PER SHARE AMOUNTS)
Total Assets                           3,646,162        3,628,104       3,650,756        3,629,601        3,598,130
Book Value of Real Estate Assets
  (before accumulated depreciation)    3,673,913        3,654,866       3,692,714        3,654,845        3,619,783
Total Liabilities                      1,693,230        1,654,629       1,665,703        1,648,844        1,702,152
Total Minority Interest                  453,164          455,645         539,214          538,875          458,253
Total Shareholder's Equity             1,499,768        1,517,830       1,445,839        1,441,882        1,437,725
Total Revenues                           143,382          145,889         142,979          140,600          139,020
Capitalized Interest                       3,293            2,335           1,854            2,114            1,707
Scheduled Principal Payments                 685              723             880              601              805
Interest Coverage Ratio                     3.65             3.71            3.66             3.37             3.43
Fixed Charge Coverage Ratio                 2.79             2.71            2.75             2.70             2.76
Funds from Operations (d)                 64,984           66,433          66,119           62,022           61,284
FFO per Share--diluted (d)                  0.89             0.91            0.90             0.85             0.83
Cash Avail. For Distribution (e)          53,591           54,119          55,363           53,430           50,411
CAD per Share--diluted (e)                  0.73             0.74            0.76             0.73             0.68
Dividends Declared per Share                0.61             0.58            0.58             0.58             0.58
FFO Payout Ratio--diluted (d)             68.86%           63.98%          64.20%           68.52%           69.78%
CAD Payout Ratio--diluted (e)             83.49%           78.54%          76.68%           79.54%           84.83%

PORTFOLIO SIZE:
Properties                                   268              266             266              259              256
Total Square Footage                  28,532,779       28,411,314      28,990,497       28,612,747       28,360,638
Sq. Ft. Leased at End of Period (f)        96.7%            96.9%           96.7%            96.5%            96.1%
-------------------------------------------------------------------------------------------------------------------

(a) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(e) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(f)  Reflects square feet leased at the Company's consolidated properties only.

                        SAME STORE RESULTS AND ANALYSIS
                        -------------------------------
                            (DOLLARS IN THOUSANDS)

                                        FOR THE THREE MONTHS ENDED
                                        9/30/00             9/30/99        CHANGE           % CHANGE
----------------------------------------------------------------------------------------------------
Property Revenues                       $129,049           $123,652        $5,397              4.4
Less: Straight-line rent adjustment       (2,906)            (2,972)           66             (2.2)
----------------------------------------------------------------------------------------------------
Total Property Revenues                  126,143            120,680         5,463              4.5
  (excluding straight-line
  rent adjustment)

Real Estate Taxes                         14,653             13,936           717              5.1
Utilities                                 10,849             10,422           427              4.1
Operating Services                        15,338             14,625           713              4.9
----------------------------------------------------------------------------------------------------
Total Property Expenses:                  40,840             38,983         1,857              4.8

Net Operating Income                     $85,303            $81,697        $3,606              4.4
====================================================================================================
Percentage Leased at
  Period End                                97.0%             96.1%
                                      =============================
Total Properties:                            243
Total Square Footage:                 25,522,801
----------------------------------------------------------------------------------------------------

                                        FOR THE NINE MONTHS ENDED
                                        9/30/00             9/30/99        CHANGE           % CHANGE
----------------------------------------------------------------------------------------------------
Property Revenues                       $382,677           $369,840       $12,837              3.5
Less: Straight-line rent adjustment       (8,033)            (9,847)        1,814            (18.4)
----------------------------------------------------------------------------------------------------
Total Property Revenues                  374,644            359,993        14,651              4.1
  (excluding straight-line
  rent adjustment)

Real Estate Taxes                         42,090             40,489         1,601              4.0
Utilities                                 29,969             28,509         1,460              5.1
Operating Services                        46,672             44,916         1,756              3.9
----------------------------------------------------------------------------------------------------
Total Property Expenses:                 118,731            113,914         4,817              4.2

Net Operating Income                    $255,913           $246,079        $9,834              4.0
====================================================================================================
Percentage Leased at
  Period End                                97.0%              96.6%
                                      ==============================
Total Properties:                            238
Total Square Footage:                 25,205,658
----------------------------------------------------------------------------------------------------

                    UNCONSOLIDATED JOINT VENTURES SUMMARY
                           (DOLLARS IN THOUSANDS)

                  BREAKDOWN OF UNCONSOLIDATED JOINT VENTURES

                                                                                                                     COMPANY'S
                                                        NUMBER OF                             PERCENT     SQUARE     EFFECTIVE
JOINT VENTURE NAME               PROPERTY               BUILDINGS      LOCATION                LEASED      FEET      OWNERSHIP %
--------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES:
Pru-Beta 3                   Nine Campus Drive              1        Parsippany, NJ            100.0%     156,495       50.0%
HPMC                         Continental Grand II           1        El Segundo, CA             90.6%     237,360       50.0%
HPMC                         Lava Ridge                     3        Roseville, CA              89.0%     183,200       50.0%
HPMC                         Stadium Gateway                1        Anaheim, CA                32.0%     261,554       32.5%
G&G Martco                   Convention Plaza               1        San Francisco, CA         100.0%     305,618       50.0%
Ashford Loop Associates, LP  1001 South Dairy Ashford       1        Houston, TX                98.8%     130,000       20.0%
Ashford Loop Associates, LP  2100 West Loop South           1        Houston, TX                90.8%     168,000       20.0%

OFFICE/FLEX PROPERTIES:
HPMC                         Summit Ridge                   3        San Diego, CA             100.0%     133,750       50.0%
Ramland RealtyAssociates,
  L.L.C.                     One Ramland Road               1        Orangeburg, NY             80.6%     232,000       50.0%

MULTI-USE:
HPMC                         Pacific Plaza                  2        Daly City, CA              57.3%     471,379       32.5%
American Financial Exchange
  L.L.C.                     Parking Lot (a)                --       Jersey City, NJ              n/a         n/a       50.0%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Property is currently a developable land parcel.


                      JOINT VENTURE FINANCIAL INFORMATION

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2000 and December 31, 1999:

                                                            SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN
                                                            G&G     FINANCIAL    RAMLAND    ASHFORD             COMBINED
                                  PRU-BETA 3      HPMC    MARTCO    EXCHANGE     REALTY      LOOP       ARCAP     TOTAL
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net            $21,059    $119,789   $10,890     $11,530    $19,169    $35,013   $     --   $217,450
   Other assets                      2,921      13,872     2,660         114      4,136        678    404,197    428,578
-------------------------------------------------------------------------------------------------------------------------
   Total assets                    $23,980    $133,661   $13,550     $11,644    $23,305    $35,691   $404,197   $646,028
=========================================================================================================================

LIABILITIES AND PARTNERS'/
MEMBERS' CAPITAL:
   Mortgages and loans payable     $    --    $ 65,347   $50,000     $    --    $16,839    $    --   $211,955   $344,141
   Other liabilities                   255       9,976     1,379         386        238        678     67,477     80,389
   Partners'/members' capital       23,725      58,338   (37,829)     11,258      6,228     35,013    124,765    221,498
-------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital      $23,980    $133,661   $13,550     $11,644   $ 23,305    $35,691   $404,197   $646,028
=========================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                  $16,342    $ 33,500   $ 4,399     $11,307   $  2,682    $ 7,347   $ 19,863   $ 95,440
-------------------------------------------------------------------------------------------------------------------------

                     JOINT VENTURE FINANCIAL INFORMATION
                                 (CONTINUED)

                                                                  DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN
                                                            G&G     FINANCIAL    RAMLAND    ASHFORD             COMBINED
                                  PRU-BETA 3      HPMC    MARTCO    EXCHANGE     REALTY      LOOP       ARCAP     TOTAL
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net            $21,817     $72,148   $11,552     $10,695    $19,549    $31,476   $     --   $167,237
   Other assets                      3,319       6,427     2,571         773      5,069        768    239,441    258,368
-------------------------------------------------------------------------------------------------------------------------
   Total assets                    $25,136     $78,575   $14,123     $11,468    $24,618    $32,244   $239,441   $425,605
=========================================================================================================================

LIABILITIES AND PARTNERS'/
MEMBERS' CAPITAL:
   Mortgages and loans payable     $    --     $41,274   $43,081     $   --     $17,300    $    --   $108,407   $210,062
   Other liabilities                   186       7,254     1,383           2      1,263      3,536     36,109     49,733
   Partners'/members' capital       24,950      30,047   (30,341)     11,466      6,055     28,708     94,925    165,810
-------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital      $25,136     $78,575  $ 14,123     $11,468    $24,618    $32,244   $239,441   $425,605
=========================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                  $17,072     $23,337  $  8,352     $11,571    $ 2,697    $ 6,073   $ 20,032   $ 89,134
-------------------------------------------------------------------------------------------------------------------------

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three and nine months ended September 30, 2000 and 1999:

                                                         THREE MONTHS ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN
                                                            G&G     FINANCIAL    RAMLAND    ASHFORD             COMBINED
                                  PRU-BETA 3      HPMC    MARTCO    EXCHANGE     REALTY      LOOP       ARCAP     TOTAL
-------------------------------------------------------------------------------------------------------------------------
   Total revenues                   $1,253      $2,631    $2,783        $275       $983     $1,436     $5,357    $14,718
   Operating and other expenses       (391)        (78)     (890)        (41)      (280)      (658)      (876)    (3,214)
   Depreciation and amortization      (307)       (747)     (384)        (27)      (252)      (211)       (70)    (1,998)
   Interest expense                     --        (979)   (1,075)         --       (407)        --     (2,780)    (5,241)
-------------------------------------------------------------------------------------------------------------------------
   Net income                       $  555     $   827    $  434        $207      $  44    $   567     $1,631   $  4,265
=========================================================================================================================
   Company's equity in earnings
   of unconsolidated
   joint ventures                   $  239     $   627    $  286        $207      $  22    $   113     $  700   $  2,194
-------------------------------------------------------------------------------------------------------------------------

                                                         THREE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN
                                                            G&G     FINANCIAL    RAMLAND    ASHFORD             COMBINED
                                  PRU-BETA 3      HPMC    MARTCO    EXCHANGE     REALTY      LOOP       ARCAP     TOTAL
-------------------------------------------------------------------------------------------------------------------------
   Total revenues                   $1,227          --    $2,422        $250       $580      $ 971     $3,223     $8,673
   Operating and other expenses       (389)         --      (814)        (33)      (103)      (597)    (1,201)    (3,137)
   Depreciation and amortization      (304)         --      (233)        (24)      (178)      (163)        --       (902)
   Interest expense                     --          --      (813)         --         --         --     (1,014)    (1,827)
-------------------------------------------------------------------------------------------------------------------------
   Net income                      $   534          --   $   562        $193       $299      $ 211     $1,008     $2,807
=========================================================================================================================
   Company's equity in earnings
   of unconsolidated
   joint ventures                  $   228          --   $   124        $193       $150      $  42     $   97     $  834
-------------------------------------------------------------------------------------------------------------------------

                     JOINT VENTURE FINANCIAL INFORMATION
                                  (CONTINUED)

                                                         NINE MONTHS ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN
                                                            G&G     FINANCIAL    RAMLAND    ASHFORD             COMBINED
                                  PRU-BETA 3      HPMC    MARTCO    EXCHANGE     REALTY      LOOP       ARCAP     TOTAL
-------------------------------------------------------------------------------------------------------------------------
   Total revenues                  $ 3,721     $ 6,191    $ 8,064      $ 779    $ 2,930    $ 4,268    $16,507   $ 42,460
   Operating and other expenses     (1,210)     (1,087)    (2,443)      (123)      (870)    (1,929)    (2,168)    (9,830)
   Depreciation and amortization      (918)     (2,155)    (1,146)       (47)      (734)      (614)       (70)    (5,684)
   Interest expense                     --      (2,220)    (2,989)        --     (1,153)        --     (4,481)   (10,843)
-------------------------------------------------------------------------------------------------------------------------
   Net income                      $ 1,593     $   729    $ 1,486      $ 609    $   173    $ 1,725    $ 9,788   $ 16,103
=========================================================================================================================
   Company's equity in earnings
   of unconsolidated
   joint ventures                  $   680     $   729    $  498       $ 552    $    84    $   358    $ 1,500   $  4,401
-------------------------------------------------------------------------------------------------------------------------

                                                         NINE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN
                                                            G&G     FINANCIAL    RAMLAND    ASHFORD             COMBINED
                                  PRU-BETA 3      HPMC    MARTCO    EXCHANGE     REALTY      LOOP       ARCAP     TOTAL
-------------------------------------------------------------------------------------------------------------------------
   Total revenues                  $ 3,697          --   $ 6,572       $ 667      $ 580    $ 2,959    $ 5,998    $20,473
   Operating and other expenses     (1,134)         --    (2,204)       (163)      (103)    (1,645)    (3,213)    (8,462)
   Depreciation and amortization      (929)         --      (696)        (70)      (178)      (379)        --     (2,252)
   Interest expense                     --          --    (2,261)         --         --         --     (1,558)    (3,819)
-------------------------------------------------------------------------------------------------------------------------
   Net income                      $ 1,634          --   $ 1,411       $ 434      $ 299    $   935    $ 1,227    $ 5,940
=========================================================================================================================
   Company's equity in earnings
   of unconsolidated
   joint ventures                  $   584          --   $  (153)      $ 384      $ 150    $   176    $   321    $ 1,462
-------------------------------------------------------------------------------------------------------------------------

                           SELECT FINANCIAL RATIOS

------------------------------------------------------------------------------------------------------------
RATIOS COMPUTED FOR INDUSTRY           THREE MONTHS ENDED SEPTEMBER 30,    NINE MONTHS ENDED SEPTEMBER 30,
COMPARISONS:                               2000                1999          2000                1999
------------------------------------------------------------------------------------------------------------

FINANCIAL POSITION RATIOS:

Total Debt/ Total Book                     42.05%             43.88%        42.05%              43.88%
   Capitalization Ratio
   (BOOK VALUE) (%)

Total Debt/ Total Market                   42.65%             44.54%        42.65%              44.54%
   Capitalization Ratio
   (MARKET VALUE) (%)

Total Debt/ Total Undepreciated            38.97%             41.41%        38.97%              41.41%
   Assets (%)

Secured Debt/ Total Undepreciated          12.36%             14.31%        12.36%              14.31%
   Assets (%)

OPERATIONAL RATIOS:

Interest Coverage Ratio                     3.65               3.43          3.68                3.54
   (FUNDS FROM OPERATIONS
   +INTEREST EXPENSE)/
    INTEREST EXPENSE (X)

Debt Service Coverage Ratio                 3.55               3.33          3.57                3.42
   (FUNDS FROM OPERATIONS+INTEREST
   EXPENSE)/(INTEREST EXPENSE+
   PRINCIPAL AMORT.) (X)

Fixed Charge Coverage Ratio                 2.79               2.76          2.75                2.82
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST
   EXPENSE +CAPITALIZED INTEREST+
   PREF. DIV.+PRIN. AMORT.+GROUND
   LEASE PAYMENTS)(X)

FFO Payout Ratio                           68.86%             69.78%        65.66%              68.17%
   (DIVIDENDS DECLARED/FUNDS FROM
   OPERATIONS (1) (%))

CAD Payout Ratio                           83.49%             84.83%        79.53%              78.66%
   (DIVIDENDS DECLARED/ CASH
   AVAILABLE FOR DISTRIBUTION (%))
------------------------------------------------------------------------------------------------------------

(1) Computed based on Funds from Operations, after adjustment for straight-lining of rents and non-recurring charges before minority interest in the Operating Partnership and Partially-Owned Properties and the equity interest share of Funds from Operations add-backs.

                                DEBT ANALYSIS
                         (AS OF SEPTEMBER 30, 2000)

                                DEBT BREAKDOWN

================================================================================================================================
                                                            BALANCE
                                                          (DOLLARS IN                      WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                                           THOUSANDS)       % OF TOTAL       INTEREST RATE    MATURITY IN YEARS
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                                     $454,645          29.63%             7.07%              4.83
Fixed Rate Unsecured Notes                                   783,021          51.03%             7.34%              5.27
Variable Rate Secured Debt                                    32,178           2.10%             7.30%              8.33
Variable Rate Unsecured Debt                                 264,483          17.24%             7.43%              2.57
--------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:                                  $1,534,327         100.00%             7.32%              4.74
================================================================================================================================


                              FUTURE REPAYMENTS
                            (DOLLARS IN THOUSANDS)

================================================================================================================================
                                       SCHEDULED                                              WEIGHTED AVERAGE INTEREST RATE OF
PERIOD                                AMORTIZATION             MATURITIES            TOTAL          FUTURE REPAYMENTS(a)
--------------------------------------------------------------------------------------------------------------------------------
October through December 2000            $1,021                    $4,400            $5,421               7.02%
2001                                      3,257                     4,211             7,468               7.44%
2002                                      3,458                        --             3,458               8.20%
2003                                      3,518                   456,577           460,095               7.37%
2004                                      2,332                   309,863           312,195               7.34%
2005                                      1,443                   253,178           254,621               7.13%
2006                                        (12)                  150,000           149,988               7.12%
2007                                       (177)                    9,364             9,187               7.04%
2008                                       (235)                       --              (235)              7.49%
2009                                        (49)                  332,178           332,129               7.47%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:                $14,556                $1,519,771        $1,534,327               7.32%
================================================================================================================================

(a) Assumes weighted average LIBOR at September 30, 2000 of 6.62 percent in calculating revolving credit facility and other variable rate debt interest rates.

                              DEBT MATURITIES
                           (DOLLARS IN THOUSANDS)

===================================================================================================================================
                             2000      2001   2002      2003      2004       2005       2006     2007   2008      2009      TOTALS
-----------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT:
3 & 5 Terri Lane           $4,400                                                                                           $4,400
101 & 225 Executive Dr               $2,115                                                                                  2,115
Mack-Cali
  Morris Plains                       2,096                                                                                  2,096
Mack-Cali Willowbrook                                 $6,811                                                                 6,811
400 Chestnut Ridge                                              $9,863                                                       9,863
Mack-Cali Centre VI                                                       $35,000                                           35,000
Prudential Portfolio                                                      150,000                                          150,000
Mack-Cali                                                                  23,000                                           23,000
  Bridgewater I
Mack-Cali                                                                  17,500                                           17,500
  Woodbridge II
Mack-Cali Short Hills                                                      22,089                                           22,089
500 West Putnam Ave                                                         5,589                                            5,589
Harborside Financial
   Center- Plaza I                                                                   $74,642                                74,642
Harborside Financial
   Center- Plazas II
   & III                                                                              75,358                                75,358
Mack-Cali Airport                                                                              $9,364                        9,364
Kemble Plaza I                                                                                                 $32,178      32,178
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT:        $4,400    $4,211    --     $6,811    $9,863   $253,178   $150,000   $9,364     --   $32,178    $470,005
===================================================================================================================================

UNSECURED DEBT:
Unsecured credit
facility                                            $264,483                                                              $264,483
  7.18% unsecured notes
   due 12/03                                         185,283                                                               185,283
  7.00% unsecured notes
   due 3/04                                                   $300,000                                                     300,000
  7.25% unsecured notes
   due 3/09                                                                                                   $300,000     300,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT:          --        --    --   $449,766  $300,000         --         --       --     --  $300,000  $1,049,766
===================================================================================================================================

===================================================================================================================================
TOTAL DEBT:                $4,400    $4,211    --   $456,577  $309,863   $253,178   $150,000   $9,364     --  $332,178  $1,519,771
===================================================================================================================================

                                  DEBT DETAIL

                                                                                            PRINCIPAL BALANCE AT
                                                                                        ----------------------------
                                                                       EFFECTIVE        SEPTEMBER 30,   DECEMBER 31,
                                                                        INTEREST             2000           1999       DATE OF
PROPERTY NAME                      LENDER                                 RATE             (DOLLARS IN THOUSANDS)      MATURITY
------------------------------------------------------------------------------------------------------------------------------------
SENIOR UNSECURED NOTES: (1)
7.18% Senior Unsecured Notes       n/a                                     7.230%          $  185,283    $  185,283       12/31/03
7.00% Senior Unsecured Notes       n/a                                     7.270%             299,724       299,665       03/15/04
7.25% Senior Unsecured Notes       n/a                                     7.490%             298,014       297,837       03/15/09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SENIOR UNSECURED NOTES:                                                              $  783,021    $  782,785
------------------------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES:
2000 Unsecured Facility (2)        24 Lenders                    LIBOR+80  basis points    $  264,483            --       06/22/03
1998 Unsecured Facility (3)        28 Lenders                    LIBOR+90  basis points            --       177,000       06/22/00
Prudential Facility (4)            Prudential Securities         LIBOR+110 basis points            --            --       06/29/01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES:                                                         $  264,483    $  177,000
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MORTGAGES:
Prudential Mortgage                The Prudential Insurance                7.100%          $  150,000    $  150,000       05/15/05
                                      Company of America
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO MORTGAGES:                                                                 $  150,000    $  150,000
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY MORTGAGES:
201 Commerce Drive                 Sun Life Assurance Co.                  6.240%          $       --    $    1,059       09/01/00
3 & 5 Terri Lane                   First Union National Bank               6.220%               4,404         4,434       10/31/00
101 & 225 Executive Drive          Sun Life Assurance Co.                  6.270%               2,246         2,375       06/01/01
Mack-Cali Morris Plains            Corestates Bank                         7.510%               2,186         2,235       12/31/01
Mack-Cali Willowbrook              CIGNA                                   8.670%               9,664        10,250       10/01/03
400 Chestnut Ridge                 Prudential Insurance Co.                9.440%              13,810        14,446       07/01/04
Mack-Cali Centre VI                Principal Life Insurance Co.            6.865%              35,000        35,000       04/01/05
Mack-Cali Bridgewater I            New York Life Ins. Co.                  7.000%              23,000        23,000       09/10/05
Mack-Cali Woodbridge II            New York Life Ins. Co.                  7.500%              17,500        17,500       09/10/05
Mack-Cali Short Hills              Prudential Insurance Co.                7.740%              26,076        26,604       10/01/05
500 West Putnam Avenue             New York Life Ins. Co.                  6.520%              10,259        10,784       10/10/05
Harborside - Plaza I               U.S. West Pension Trust                 5.610%              53,508        51,015       01/01/06
Harborside - Plazas II and III     Northwestern Mutual Life Ins.           7.320%              96,492        98,985       01/01/06
Mack-Cali Airport                  Allstate Life Insurance Co.             7.050%              10,500        10,500       04/01/07
Kemble Plaza II                    Mitsubishi Tr & Bk Co.             LIBOR+0.65%                  --        40,025       01/31/08
Kemble Plaza I                     Mitsubishi Tr & Bk Co.             LIBOR+0.65%              32,178        32,178       01/31/09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY MORTGAGES:                                                                  $  336,823    $  380,390
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DEBT:                                                                                $1,534,327    $1,490,175
====================================================================================================================================

(1) Interest rate for unsecured notes reflects effective rate of debt, including cost of treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(2)  Total borrowing capacity under this facility is $800.0 million.
(3) In conjunction with obtaining the 2000 Unsecured Facility, the Company repaid in full and terminated the 1998 Unsecured Facility on June 22, 2000.
(4)  Total borrowing capacity under this facility is $100.0 million.

                          III. FINANCIAL STATEMENTS

                          III. FINANCIAL STATEMENTS

                MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

===================================================================================================================
                                                             THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                SEPTEMBER 30,               SEPTEMBER 30,
REVENUES                                                      2000         1999          2000         1999
-------------------------------------------------------------------------------------------------------------------
Base rents                                                $ 123,600     $118,086      $ 367,270     $350,665
Escalations and recoveries from tenants                      13,763       14,829         45,058       46,055
Parking and other                                             3,534        5,112         12,984       12,073
Equity in earnings of unconsolidated joint ventures           2,194          834          4,401        1,462
Interest income                                                 291          159          2,537          629
-------------------------------------------------------------------------------------------------------------------
     Total revenues                                         143,382      139,020        432,250      410,884
-------------------------------------------------------------------------------------------------------------------

EXPENSES
-------------------------------------------------------------------------------------------------------------------
Real estate taxes                                            15,732       14,849         45,169       42,900
Utilities                                                    11,604       11,634         31,997       31,055
Operating services                                           16,855       16,464         51,419       50,980
General and administrative                                    5,461        5,691         16,733       19,222
Depreciation and amortization                                23,320       22,967         68,447       67,401
Interest expense                                             25,862       26,474         79,123       75,793
-------------------------------------------------------------------------------------------------------------------
     Total expenses                                          98,834       98,079        292,888      287,351
-------------------------------------------------------------------------------------------------------------------
Income from operations before minority interests             44,548       40,941        139,362      123,533
Minority interest in partially-owned properties                  --           --         (5,072)          --
-------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in
  Operating Partnership                                      44,548       40,941        134,290      123,533
Minority interest in Operating Partnership (1)               (8,809)      (8,421)       (26,446)     (25,927)
-------------------------------------------------------------------------------------------------------------------
Income from operations                                       35,739       32,520        107,844       97,606
Non-recurring charges (2)                                   (24,557)          --        (32,666)     (14,336)
Gain on sales of rental property (3)                          8,830           --         75,757           --
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                $  20,012     $ 32,520      $ 150,935     $ 83,270
===================================================================================================================

PER SHARE DATA:
Income from operations-basic                              $    0.61     $   0.55      $    1.84     $   1.67
Net income-basic                                          $    0.34     $   0.55      $    2.58     $   1.42
Income from operations-diluted                            $    0.61     $   0.55      $    1.83     $   1.66
Net income-diluted                                        $    0.34     $   0.55      $    2.50     $   1.42
-------------------------------------------------------------------------------------------------------------------

Dividends declared per common share                       $    0.61     $   0.58      $    1.77     $   1.68
-------------------------------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                    58,711       58,679         58,518       58,452

Diluted weighted average shares outstanding                  66,914       67,113         73,276       67,294
-------------------------------------------------------------------------------------------------------------------

(1) Excludes effect of minority interest's share of non-recurring charges and gain on sales of rental property.
(2) Net of minority interest's share of $3,354 and none for the three months ended September 30, 2000 and 1999, respectively, and $4,473 and $2,122 for the nine months ended September 30, 2000 and 1999, respectively.
(3) Net of minority interest's share of $1,206 for the three months ended September 30, 2000 and $10,448 for the nine months ended September 30, 2000.

                MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

===================================================================================================================
                                                                                SEPTEMBER 30,
                                                                                    2000             DECEMBER 31,
ASSETS                                                                           (UNAUDITED)             1999
-------------------------------------------------------------------------------------------------------------------
Rental Property
     Land and leasehold interests                                                $   562,104        $   549,096
     Buildings and improvements                                                    3,008,135          3,014,532
     Tenant improvements                                                              97,466             85,057
     Furniture, fixtures and equipment                                                 6,208              6,160
-------------------------------------------------------------------------------------------------------------------
                                                                                   3,673,913          3,654,845
Less - accumulated depreciation and amortization                                    (288,976)          (256,629)
-------------------------------------------------------------------------------------------------------------------
     Total rental property                                                         3,384,937          3,398,216
Cash and cash equivalents                                                             10,590              8,671
Investments in unconsolidated joint ventures                                          95,440             89,134
Unbilled rents receivable                                                             47,120             53,253
Deferred charges and other assets, net                                                93,858             66,436
Restricted cash                                                                        6,447              7,081
Accounts receivable, net of allowance for doubtful accounts
     of $532 and $672                                                                  7,770              6,810
-------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                     $ 3,646,162        $ 3,629,601
===================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------------
Senior unsecured notes                                                           $   783,021        $   782,785
Revolving credit facilities                                                          264,483            177,000
Mortgages and loans payable                                                          486,823            530,390
Dividends and distributions payable                                                   44,610             42,499
Accounts payable and accrued expenses                                                 74,461             63,394
Rents received in advance and security deposits                                       33,327             36,150
Accrued interest payable                                                               6,505             16,626
-------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                             1,693,230          1,648,844
-------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:
Operating Partnership                                                                451,239            455,275
Partially-owned properties                                                             1,925             83,600
-------------------------------------------------------------------------------------------------------------------
     Total minority interests                                                        453,164            538,875
-------------------------------------------------------------------------------------------------------------------

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, 5,000,000 shares authorized, none issued                                 --                 --
Common stock, $0.01 par value, 190,000,000 shares authorized,
     58,698,648 and 58,446,552 shares outstanding                                        587                584
Additional paid-in capital                                                         1,559,302          1,549,888
Dividends in excess of net earnings                                                  (56,792)          (103,902)
Unamortized stock compensation                                                        (3,329)            (4,688)
-------------------------------------------------------------------------------------------------------------------
     Total stockholders' equity                                                    1,499,768          1,441,882
-------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $ 3,646,162        $ 3,629,601
===================================================================================================================

                MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
          CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                (IN THOUSANDS)

===================================================================================================================================
                                                                      Additional    Dividends in      Unamortized         Total
                                                   Common Stock         Paid-In       Excess of          Stock        Stockholders'
                                                Shares    Par Value     Capital     Net Earnings     Compensation        Equity
-----------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2000                      58,447        $584    $1,549,888     $ (103,902)       $ (4,688)     $  1,441,882
     Net income                                     --          --            --        150,935              --           150,935
     Dividends                                      --          --            --       (103,825)             --          (103,825)
     Redemption of common units
       for shares of common stock                  340           3        10,625             --              --            10,628
     Proceeds from stock options
       exercised                                   104           1         2,154             --              --             2,155
     Deferred compensation plan for
       directors                                    --          --            82             --              --                82
     Amortization of stock compensation             --          --            --             --           1,501             1,501
     Adjustment to fair value of restricted
       stock                                        --          --           370             --            (273)               97
     Cancellation of Restricted Stock Awards        (5)         --          (131)            --             131                --
     Repurchase of common stock                   (187)         (1)       (5,236)            --              --            (5,237)
     Stock options charge                           --          --         1,550             --              --             1,550
-----------------------------------------------------------------------------------------------------------------------------------
Balance at September 30, 2000                   58,699        $587    $1,559,302     $  (56,792)       $ (3,329)     $  1,499,768
===================================================================================================================================

                   STATEMENTS OF FUNDS FROM OPERATIONS AND
                       CASH AVAILABLE FOR DISTRIBUTION

            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE/UNIT AMOUNTS)

                                                                  THREE MONTHS                            NINE MONTHS
                                                               ENDED SEPTEMBER 30,                    ENDED SEPTEMBER 30,
==========================================================================================================================
                                                               2000         1999                       2000         1999
--------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest
   in Operating Partnership                                  $44,548      $40,941                   $134,290     $123,533
  Add: Real estate depreciation and amortization (1)          23,920       23,419                     70,072       69,139
           Gain on sale of land                                   --           --                      2,248          --
    Deduct: Adj. to rental income for straight-lining of
                rents (2)                                     (3,484)      (3,076)                    (9,074)     (10,454)
--------------------------------------------------------------------------------------------------------------------------
Funds from operations (3) after adjustment for
   straight-lining of rents and non-recurring charges        $64,984      $61,284                   $197,536     $182,218
--------------------------------------------------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                     (1,484)      (1,061)                    (4,094)      (3,094)
     Tenant improvements and leasing commissions              (9,909)      (9,812)                   (30,369)     (21,218)
--------------------------------------------------------------------------------------------------------------------------
Cash available for distribution                              $53,591      $50,411                   $163,073     $157,906
==========================================================================================================================

Basic weighted average shares/units outstanding (4)           66,729       66,893                     66,595       67,025

Diluted weighted average shares/units outstanding (5)         73,353       73,731                     73,276       73,936

PER SHARE/UNIT - BASIC(6):
     Funds from operations                                     $0.92        $0.86                      $2.79        $2.55
     Cash available for distribution                           $0.74        $0.70                      $2.28        $2.18

PER SHARE/UNIT - DILUTED:
     Funds from operations                                     $0.89        $0.83                      $2.70        $2.46
     Cash available for distribution                           $0.73        $0.68                      $2.23        $2.14

Dividend per common share                                      $0.61        $0.58                      $1.77        $1.68

DIVIDEND PAYOUT RATIOS:
     Funds from operations-diluted                            68.86%       69.78%                     65.66%       68.17%
     Cash available for distribution-diluted                  83.49%       84.83%                     79.53%       78.66%
==========================================================================================================================

(1) Includes the Company's share from unconsolidated joint ventures of $784 and $611 for the three months ended September 30, 2000 and 1999, respectively, and $2,204 and $2,221 for the nine months ended September 30, 2000 and 1999, respectively.
(2) Includes the Company's share from unconsolidated joint ventures of ($36) and $155 for the three months ended September 30, 2000 and 1999, respectively, and $18 and $111 for the nine months ended
     September 30, 2000 and 1999, respectively.
(3) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(4) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(5) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(6) Amounts calculated after deduction for distributions to preferred unitholders of $3,928 and $3,869 for the three months ended September 30, 2000 and 1999, respectively, and $11,562 and $11,607 for the nine months ended September 30, 2000 and 1999, respectively.

               RECONCILIATION OF BASIC-TO-DILUTED SHARES/UNITS
                                (IN THOUSANDS)

The following schedule reconciles the Company's basic weighted average shares to basic and diluted weighted average shares/units:

                                                               THREE MONTHS                     NINE MONTHS
                                                            ENDED SEPTEMBER 30,             ENDED SEPTEMBER 30,
                                                              2000       1999                 2000          1999
-------------------------------------------------------------------------------------------------------------------
Basic weighted average shares:                            58,711          58,679           58,518         58,452
Add: Weighted average common units                         8,018           8,214            8,077          8,573
-------------------------------------------------------------------------------------------------------------------
Basic weighted average shares/units:                      66,729          66,893           66,595         67,025
Add: Weighted average preferred units                      6,439           6,618            6,504          6,642
       (after conversion to common units)

Stock options                                                185             220              177            269
-------------------------------------------------------------------------------------------------------------------

Diluted weighted average shares/units:                    73,353          73,731           73,276         73,936
===================================================================================================================

                         IV. VALUE CREATION PIPELINE

                         IV. VALUE CREATION PIPELINE

                       OPERATING PROPERTY ACQUISITIONS

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                      # OF     RENTABLE    INVESTMENT BY
   DATE         PROPERTY/PORTFOLIO NAME                 LOCATION                                BLDGS.  SQUARE FEET    COMPANY (c)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE
5/23/00         555 & 565 Taxter Road                   Elmsford, Westchester County, NY          2         341,108   $     42,980
6/14/00         Four Gatehall Drive                     Parsippany, Morris County, NJ             1         248,480         42,381
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE
PROPERTY
ACQUISITIONS:                                                                                     3         589,588   $     85,361
----------------------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX
3/24/00         Two Executive Drive (b)                 Moorestown, Burlington County, NJ         1          60,800   $      4,007
7/14/00         915 North Lenola Road (b)               Moorestown, Burlington County, NJ         1          52,488          2,542
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/
FLEX PROPERTY
ACQUISITIONS:                                                                                     2         113,288   $      6,549
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING
PROPERTY
ACQUISITIONS:                                                                                     5         702,876   $     91,910
==================================================================================================================================

                    FOR THE YEAR ENDED DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                      # OF     RENTABLE    INVESTMENT BY
   DATE         PROPERTY/PORTFOLIO NAME                 LOCATION                                BLDGS.  SQUARE FEET    COMPANY (c)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE
3/05/99         Pacifica Portfolio - Phase III (d)      Colorado Springs, El Paso County, CO      2          94,737   $      5,709
7/21/99         1201 Connecticut Avenue, NW             Washington, D.C.                          1         169,549         32,799
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE
PROPERTY
ACQUISITIONS:                                                                                     3         264,286   $     38,508
----------------------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX
12/21/99        McGarvey Portfolio- Phase III (b)       Moorestown, Burlington County, NJ         3         138,600   $      8,012
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/
FLEX PROPERTY
ACQUISITIONS:                                                                                     3         138,600   $      8,012
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING
PROPERTY
ACQUISITIONS:                                                                                     6         402,886   $     46,520
==================================================================================================================================

SEE FOOTNOTES TO THE ABOVE SCHEDULES ON PAGE 29.

                         PROPERTIES PLACED IN SERVICE

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                      # OF     RENTABLE    INVESTMENT BY
 IN SERVICE     PROPERTY NAME                        LOCATION                                   BLDGS.  SQUARE FEET    COMPANY (C)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE

9/01/00         Harborside Plaza 4-A                 Jersey City, Hudson County, NJ               1         207,670   $      53,782
9/15/00         Liberty Corner Corp. Center          Bernards Township, Somerset County, NJ       1         132,010          16,387
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE
PROPERTIES
PLACED IN
SERVICE:                                                                                          2         339,680   $      70,169
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL
PROPERTIES
PLACED IN
SERVICE:                                                                                          2         339,680   $      70,169
===================================================================================================================================

                     FOR THE YEAR ENDED DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                      # OF     RENTABLE    INVESTMENT BY
 IN SERVICE     PROPERTY NAME                        LOCATION                                   BLDGS.  SQUARE FEET    COMPANY (C)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE
8/09/99         2115 Linwood Avenue                  Fort Lee, Bergen County, NJ                  1           68,000    $     8,147
11/01/99        795 Folsom Street (e)                San Francisco, San Francisco County, CA      1          183,445         37,337
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE
PROPERTIES
PLACED IN
SERVICE:                                                                                          2          251,445    $    45,484
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX
3/01/99         One Center Court                     Totowa, Passaic County, NJ                   1           38,961    $     2,140
9/17/99         12 Skyline Drive                     Hawthorne, Westchester County, NY            1           46,850          5,023
12/10/99        600 West Avenue (f)                  Stamford, Fairfield County, CT               1           66,000          5,429
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/
FLEX PROPERTIES
PLACED IN
SERVICE:                                                                                          3          151,811    $    12,592
-----------------------------------------------------------------------------------------------------------------------------------
LAND LEASE
2/01/99         Horizon Center Business Park (g)     Hamilton Township, Mercer County, NJ       N/A       27.7 acres    $     1,007
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND
LEASE
TRANSACTIONS:                                                                                             27.7 acres    $     1,007
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL
PROPERTIES
PLACED IN
SERVICE:                                                                                          5          403,256    $    59,083
===================================================================================================================================

(a) Transactions were funded primarily from net proceeds received in the sale or sales of rental property.
(b) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(c) Unless otherwise noted, transactions were funded by the Company primarily with funds made available through draws on the Company's credit facilities.
(d) William L. Mack, Chairman of the Board of Directors of the Company and an equity holder of the Operating Partnership, was an indirect owner of an interest in certain of the buildings contained in the Pacifica portfolio.
(e) On June 1, 1999, the building was acquired for redevelopment for approximately $34,282.
(f) On May 4, 1999, the Company acquired, from an entity whose principals include Timothy M. Jones, Martin S. Berger and Robert Weinberg, each of whom are affiliated with Company as the President of the Company, a current member of the Board of Directors and a former member of the Board of Directors of the Company, respectively, approximately 2.5 acres of vacant land in the Stamford Executive Park, located in Stamford, Fairfield County, Connecticut. The Company acquired the land for approximately $2,181.
(g) On February 1, 1999, the Company entered into a ground lease agreement to lease 27.7 acres of developable land located at the Company's Horizon Center Business Park, located in Hamilton Township, Mercer County, New Jersey on which Home Depot constructed a 134,000 square-foot retail store.

                        ACQUISITION PROPERTY PROFILE

====================================================================================
------------------------------------------------------------------------------------
PROPERTY NAME:             915 North Lenola Road

PRODUCT TYPE:              Office/Flex Building

LOCATION:                  Moorestown, Burlington County, New Jersey

DESCRIPTION:               Class A, one-story office/flex building

SIZE:                      52,488 square feet

YEAR CONSTRUCTED:          1998

CLOSING DATE:              July 14, 2000

ACQUISITION COST:          $2.5 million

FUNDING SOURCE:            Proceeds from sale of office property

OCCUPANCY LEVEL:           100.0%

NUMBER OF TENANTS:         5

MAJOR TENANTS:             Premier Percussion USA, Inc. (19,200 square feet)

                           Don-Mar of Connecticut, L.L.C. (12,000 square feet)

                           Riley Sales, Inc. (9,600 square feet)

                           United States Postal Service (6,888 square feet)

                           Pepperidge Farm, Inc. (4,800 square feet)
------------------------------------------------------------------------------------

                       SUMMARY OF CONSTRUCTION PROJECTS
                            (DOLLARS IN THOUSANDS)

===================================================================================================================================
                                                            ESTIMATED                            COSTS
                                                            PLACED IN    NUMBER                 INCURRED        TOTAL
                                                             SERVICE       OF        SQUARE      THROUGH      ESTIMATED    CURRENT
          PROJECT            LOCATION       TYPE OF SPACE      DATE     BUILDINGS     FEET       9/30/00        COSTS     % LEASED
-----------------------------------------------------------------------------------------------------------------------------------
MAJORITY OWNED:
105 Eisenhower Parkway       Roseland, NJ   Office           2001-1Q            1    220,000      $28,397       $43,600      50.0%
Denver Tech Center Tower     Denver, CO     Office           2001-1Q            1    183,000       21,273        34,700      62.0%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                      2    403,000      $49,670       $78,300      55.4%
-----------------------------------------------------------------------------------------------------------------------------------
UNCONSOLIDATED JOINT
VENTURES:
Stadium Gateway (a)          Anaheim, CA    Office           2001-3Q            1    261,554        3,628         5,600      32.0%
Pacific Plaza Phase I & II   Daly City, CA  Office/Retail    2001-3Q            2    471,379        9,188         9,188      57.3%
(b)
Harborside Hyatt Regency     Jersey City,   Hotel            2002-3Q            1    280,000        3,573        14,000     100.0%
(c)                          NJ
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                      4  1,012,933      $16,389       $28,788      62.6%
-----------------------------------------------------------------------------------------------------------------------------------
GRAND-TOTAL:                                                                    6  1,415,933      $66,059      $107,088      60.5%
===================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is approximately $44.0 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is approximately $120.4 million.
(c) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is approximately $95.0 million.

                           SUMMARY OF LAND PARCELS

=======================================================================================================================
                                                                                   DEVELOPMENT
                                                                                    POTENTIAL
SITE                                       TOWN/ CITY          STATE     ACRES       (SQ. FT.)       TYPE OF SPACE
-----------------------------------------------------------------------------------------------------------------------
Horizon Center                              Hamilton            NJ         50.0         575,000    Office/Flex/Retail
American Financial Exchange (a)            Jersey City          NJ          5.3       1,800,000          Office
Harborside Financial Center (b)            Jersey City          NJ         34.0       3,900,000          Office
Mack-Cali Business Campus (c)         Parsippany & Hanover      NJ        110.0       1,350,000          Office
Morris V and VI (a)                        Parsippany           NJ         47.5         645,000          Office
Commercenter                                 Totowa             NJ          5.8          30,000       Office/Flex
Princeton Metro (c)                       West Windsor          NJ         10.0          97,000          Office
Princeton Overlook II                     West Windsor          NJ         10.0         149,500          Office
Cross Westchester Executive                 Elmsford            NY          5.0          60,000       Office/Flex
   Park (d)
Elmsford Distribution Center (d)            Elmsford            NY         14.5         100,000        Warehouse
Mid-Westchester Executive Park (d)          Hawthorne           NY          8.0          73,000       Office/Flex
One Ramland Road (a)                       Orangeburg           NY         20.0         100,000       Office/Flex
South Westchester Executive                  Yonkers            NY         60.0         500,000       Office/Flex
   Park (d)
Airport Business Center                      Lester             PA         12.6         135,000          Office
Eastpoint II                                 Lanham             MD          4.8         122,000       Office/Hotel
Tri West Plaza II (d)                        Dallas             TX          4.5         500,000          Office
Concord Plaza II                           San Antonio          TX          2.2         145,000          Office
Pacifica Plaza Phase III (e)                Daly City           CA          2.5         270,000          Office
-----------------------------------------------------------------------------------------------------------------------

TOTALS                                                                    406.7      10,551,500
=======================================================================================================================

(a) Land owned by joint venture in which Mack-Cali is significant equity partner.
(b)  Includes 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)  Mack-Cali holds an option to purchase this land.
(e) Unconsolidated joint venture, in which Mack-Cali is significant equity partner, holds an option to purchase this land.

                            RENTAL PROPERTY SALES
                           (DOLLARS IN THOUSANDS)

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

====================================================================================================================================
SALE                                                               # OF       RENTABLE     NET SALES     NET BOOK
DATE       PROPERTY NAME             LOCATION                     BLDGS.    SQUARE FEET     PROCEEDS       VALUE        GAIN/ (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LAND:
02/25/00   Horizon Center Land       Hamilton Township, Mercer      --       39.11 acres        $4,180         $1,932        $2,248
                                     County, NJ
OFFICE:
04/17/00   95 Christopher Columbus   Jersey City, Hudson             1           621,900       148,222         80,583        67,639
           Dr.                       County, NJ
04/20/00   6900 IH-40 West           Amarillo, Potter County,        1            71,771         1,467          1,727         (260)
                                     TX
06/09/00   412 Mt. Kemble Avenue     Morris Twp., Morris             1           475,100        81,981         75,439         6,542
                                     County, NJ
09/21/00   1250 Capital of Texas     Austin, Travis County, TX       1           270,703        45,785         35,749        10,036
           Hwy.
------------------------------------------------------------------------------------------------------------------------------------
TOTALS:                                                              4         1,439,474      $281,635       $195,430       $86,205
====================================================================================================================================

                    FOR THE YEAR ENDED DECEMBER 31, 1999

==================================================================================================================================
SALE                                                             # OF       RENTABLE     NET SALES       NET BOOK
DATE         PROPERTY NAME         LOCATION                     BLDGS.    SQUARE FEET     PROCEEDS         VALUE      GAIN/ (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE:
11/15/99     400 Alexander Road    Princeton, Mercer County,       1            70,550        $8,628         $6,573        $2,055
                                   NJ
12/15/99     Beardsley Corporate   Phoenix, Maricopa County,       1           119,301         8,772          8,870          (98)
             Center                AZ
----------------------------------------------------------------------------------------------------------------------------------
TOTALS:                                                            2           189,851       $17,400        $15,443        $1,957
==================================================================================================================================

                        RENTAL PROPERTY HELD FOR SALE
                           (DOLLARS IN THOUSANDS)

                            AT SEPTEMBER 30, 2000

===============================================================================================================================
                                                                        # OF                 RENTABLE           NET BOOK VALUE
PROPERTY NAME                   LOCATION                              BUILDINGS           SQUARE FEET              AT  9/30/00
-------------------------------------------------------------------------------------------------------------------------------
OFFICE:
Brandeis Building               Omaha, Douglas County, NE                 1                   319,535                  $12,579
Concord Plaza                   San Antonio, Bexar County, TX             1                   248,700                   34,467
Tetco Tower                     San Antonio, Bexar County, TX             1                   256,137                   15,557
Century Building San Antonio    San Antonio, Bexar County, TX             1                   187,312                   12,337
Riverview                       San Antonio, Bexar County, TX             1                   248,153                    9,978
5300 Memorial                   Houston, Harris County, TX                1                   155,099                    8,339
10497 Town & Country Way        Houston, Harris County, TX                1                   148,434                    8,409
1717 St. James Place            Houston, Harris County, TX                1                   109,574                    4,506
1770 St. James Place            Houston, Harris County, TX                1                   103,689                    3,772
Cornerstone Regency             Houston, Harris County, TX                1                    70,999                    2,352
Katy Plaza                      Houston, Harris County, TX                1                   112,213                    7,268
-------------------------------------------------------------------------------------------------------------------------------
TOTALS:                                                                  11                 1,959,845                 $119,564
===============================================================================================================================

                       V. PORTFOLIO/ LEASING STATISTICS

                      V. PORTFOLIO/ LEASING STATISTICS

                             LEASING STATISTICS

               (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000)

                           CONSOLIDATED PORTFOLIO

                    SUMMARY OF SPACE LEASED DURING PERIOD

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
IN-SERVICE PROPERTIES:
Square feet leased at June 30, 2000                                             26,028,933
     Net leasing activity in 3rd quarter 2000                                     (15,950)
     Leased s.f. acquired/placed in service during the period                      332,395
     Leased s.f. sold during the period                                          (267,961)
     Occupancy adjustment (1)                                                        8,843
                                                                                ----------
Square feet leased at September 30, 2000                                        26,086,260
                                                                                ==========

Percent leased at September 30, 2000                                                 96.7%

------------------------------------------------------------------------------------------

                                 OFFICE SPACE
--------------------------------------------------------------------------------------------
                                                                 WEIGHTED
                                 # OF                          AVERAGE BASE     AVERAGE TERM
                               LEASES        RENTABLE S.F.         RENT            (YEARS)
--------------------------------------------------------------------------------------------
NEW LEASES:
First generation space              2           13,740            $22.84            6.5
Second generation space            55          224,157            $26.04            7.1
                               -------------------------------------------------------------
     TOTAL NEW LEASING:            57          237,897            $25.85            7.0
                               -------------------------------------------------------------
Renewals & extensions              57          346,306            $24.62            5.3
Other retained tenants             29          160,050            $24.03            5.7
                               -------------------------------------------------------------
     TOTAL LEASING:               143          744,253
                               =============================================================

--------------------------------------------------------------------------------------------

                             LEASING STATISTICS
               (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000)

                           CONSOLIDATED PORTFOLIO
                                (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                           TENANT IMPROVEMENTS (3)       LEASING COMMISSIONS       TOTAL
--------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION
SPACE (2):
Expend. Committed- 3rd qtr                        $4,869,949                $4,566,367        $9,436,316
Rentable s.f. leased- 3rd qtr                                                                  1,170,028
Cap. Ex. Committed per r.s.f. per year                 $1.13                     $1.06             $2.19

--------------------------------------------------------------------------------------------------------

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2) Represents amounts committed, but not necessarily expended during period.
(3)      Equals estimated workletter costs.

                               OFFICE/FLEX SPACE

--------------------------------------------------------------------------------------------------------
                                                                  WEIGHTED
                                    # OF                        AVERAGE BASE     AVERAGE TERM
                                   LEASES     RENTABLE S.F.         RENT (1)       (YEARS)
--------------------------------------------------------------------------------------------------------
NEW LEASES:
First generation space                 4           26,400            $15.13          4.0
Second generation space               11           92,418            $14.10          5.8
                                  ----------------------------------------------------------------------
     TOTAL NEW LEASING:               15          118,818            $14.33          5.4
                                  ----------------------------------------------------------------------

Renewals & extensions                 16          132,980            $15.90          3.9
Other retained tenants                 2           15,895            $16.37          3.3
                                  ----------------------------------------------------------------------
     TOTAL LEASING:                   33          267,693
                                  ======================================================================
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                         TENANT IMPROVEMENTS (3)    LEASING COMMISSIONS      TOTAL
----------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION
SPACE (2):
Expend. Committed- 3rd qtr                    $977,864                    $519,782            $1,497,646
Rentable s.f. leased- 3rd qtr                                                                    241,293
Cap. Ex. Committed per r.s.f. per year           $0.88                     $0.47                   $1.35
----------------------------------------------------------------------------------------------------------

(1)  Equals triple net rent plus common area costs and real estate taxes.
(2)  Represents amounts committed, but not necessarily expended during period.
(3)  Equals estimated workletter costs.

                              LEASING STATISTICS
                 (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000)

                            CONSOLIDATED PORTFOLIO
                                 (CONTINUED)

              INDUSTRIAL/WAREHOUSE SPACE - NO ACTIVITY DURING PERIOD


                                LEASE RENEWALS

--------------------------------------------------------------------------------------------------------
                                                               NUMBER OF                 RENTABLE
                                                                  LEASES              SQUARE FEET
--------------------------------------------------------------------------------------------------------
Leases expiring                                                      184                1,027,896

Leases renewed and extended                                           73                  479,286
Other retained tenants                                                31                  175,945
                                                               -------------------------------------
Total leases retained                                                104                  655,231
                                                               =====================================

Percent retained                                                   56.5%                    63.7%

Future expirations renewed or relet (included in totals above)        62                  474,547
--------------------------------------------------------------------------------------------------------

                              LEASING STATISTICS
                (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES

                    SUMMARY OF SPACE LEASED DURING PERIOD

------------------------------------------------------------------------------------------------------------
IN-SERVICE PROPERTIES:
     Square feet leased at June 30, 2000                                                         1,277,656
     Net leasing activity in 3rd quarter 2000                                                      166,141
     Occupancy adjustment (1)                                                                          (47)
                                                                                                 ---------
Square feet leased at September 30, 2000                                                         1,443,750
                                                                                                 =========

Percent leased at September 30, 2000                                                                 93.3%

------------------------------------------------------------------------------------------------------------

                                 OFFICE SPACE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                   # OF                        AVERAGE BASE      AVERAGE TERM
                                                                 LEASES    RENTABLE S.F.            RENT(1)        (YEARS)
-------------------------------------------------------------------------------------------------------------------------------
NEW LEASES:
First generation space                                               15          160,490            $23.36          6.0
Second generation space                                               2           12,382            $33.35          5.6
                                                                   ------------------------------------------------------------
     TOTAL NEW LEASING:                                              17          172,872            $24.07          5.9
                                                                   ------------------------------------------------------------

Other retained tenants                                                2            6,236            $20.20          4.1
                                                                   ------------------------------------------------------------
     TOTAL LEASING:                                                  19          179,108
                                                                   ============================================================
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT IMPROVEMENTS (3)       LEASING COMMISSIONS                    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION SPACE (2):
Expend. Committed- 3rd qtr                                           $215,927                   $93,538                 $309,465
Rentable s.f. leased- 3rd qtr                                                                                            179,108
Cap. Ex. Committed per r.s.f. per year                                  $2.27                     $0.98                    $3.25
----------------------------------------------------------------------------------------------------------------------------------

                              LEASING STATISTICS
               (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000)

                                LEASE RENEWALS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF                 RENTABLE
                                                                                                 LEASES              SQUARE FEET
----------------------------------------------------------------------------------------------------------------------------------
Leases expiring                                                                                       3                   12,967

Leases renewed and extended                                                                           0                        0
Other retained tenants                                                                                2                    6,236
                                                                                                  --------------------------------
Total leases retained                                                                                 2                    6,236
                                                                                                  ================================
Percent retained                                                                                   66.7%                    48.1%

Future expirations renewed or relet (included in totals above)                                        0                        0
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)  Represents amounts committed, but not necessarily expended during period.
(3)  Equals estimated workletter costs.

                           CONSOLIDATED PORTFOLIO
               (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000)

                   SUMMARY OF SPACE LEASED DURING PERIOD

--------------------------------------------------------------------------------------------------
IN-SERVICE PROPERTIES:
Square feet leased at December  31, 1999                                              26,411,471
     Net leasing activity year-to-date                                                   169,053
     Leased s.f. acquired/placed in service during the period                            942,555
     Leased s.f. sold during the period                                               (1,425,720)
     Occupancy adjustment (1)                                                            (11,099)
                                                                                     -----------
Square feet leased at September 30, 2000                                              26,086,260
                                                                                     ===========

Percent leased at September 30, 2000                                                        96.7%

--------------------------------------------------------------------------------------------------

                              LEASING STATISTICS
                (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000)

                            CONSOLIDATED PORTFOLIO
                                  (CONTINUED)

                                 OFFICE SPACE


----------------------------------------------------------------------------------------------------------------------------
                                                                                               WEIGHTED
                                                                   # OF                      AVERAGE BASE     AVERAGE TERM
                                                                 LEASES    RENTABLE S.F.         RENT            (YEARS)
----------------------------------------------------------------------------------------------------------------------------
NEW LEASES:
First generation space                                               31          208,671            $29.70        6.4
Second generation space                                             168          832,120            $22.25        6.0
                                                                    --------------------------------------------------------
     TOTAL NEW LEASING:                                             199        1,040,791            $23.75        6.1
                                                                    --------------------------------------------------------

Renewals & extensions                                               232        1,558,423            $25.35        4.8
Other retained tenants                                              104          548,504            $25.58        5.7
                                                                    --------------------------------------------------------
     TOTAL LEASING:                                                 535        3,147,718
                                                                    ========================================================
----------------------------------------------------------------------------------------------------------------------------

                             LEASING STATISTICS
               (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000)

                           CONSOLIDATED PORTFOLIO
                                 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT IMPROVEMENTS(3)       LEASING COMMISSIONS                    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION SPACE (2):
Expend. Committed- YTD                                            $15,526,462               $15,279,351              $30,805,813
Rentable s.f. leased- YTD                                                                                              2,939,047
Cap. Ex. Committed per r.s.f. per year                                  $0.99                     $0.98                    $1.97
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)  Represents amounts committed, but not necessarily expended during period.
(3)  Equals estimated workletter costs.

                               OFFICE/FLEX SPACE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  WEIGHTED
                                                                   # OF                       AVERAGE BASE      AVERAGE TERM
                                                                 LEASES    RENTABLE S.F.           RENT(1)         (YEARS)
------------------------------------------------------------------------------------------------------------------------------
NEW LEASES:
First generation space                                                5           32,400            $15.27          4.2
Second generation space                                              29          232,612            $15.20          6.2
                                                                    ----------------------------------------------------------
     TOTAL NEW LEASING:                                              34          265,012            $15.21          5.9
                                                                    ----------------------------------------------------------

Renewals & extensions                                                49          400,835            $14.34          4.5
Other retained tenants                                               10           62,738            $15.00          4.1
                                                                    ----------------------------------------------------------
     TOTAL LEASING:                                                  93          728,585
                                                                    ==========================================================
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT IMPROVEMENTS(3)       LEASING COMMISSIONS                    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION SPACE (2):
Expend. Committed-YTD                                              $2,851,493                $1,694,726               $4,546,219
Rentable s.f. leased-YTD                                                                                                 696,185
Cap. Ex. Committed per r.s.f. per year                                  $0.82                     $0.49                    $1.31
----------------------------------------------------------------------------------------------------------------------------------

                              LEASING STATISTICS
                (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000)

                            CONSOLIDATED PORTFOLIO
                                  (CONTINUED)

                          INDUSTRIAL/WAREHOUSE SPACE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  WEIGHTED
                                                                   # OF                       AVERAGE BASE      AVERAGE TERM
                                                                 LEASES    RENTABLE S.F.           RENT(1)        (YEARS)
------------------------------------------------------------------------------------------------------------------------------
NEW LEASES:
Second generation space                                               1            4,500            $14.00          4.0

Renewals & extensions                                                 3           34,104            $20.44          3.7
Other retained tenants                                                2            7,650            $10.91          3.3
                                                                    ----------------------------------------------------------
     TOTAL LEASING:                                                   6           46,254
                                                                    ==========================================================
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT IMPROVEMENTS(3)       LEASING COMMISSIONS                    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION SPACE (2):
Expend. Committed- YTD                                                $51,769                   $33,876                  $85,645
Rentable s.f. leased- YTD                                                                                                 46,254
Cap. Ex. Committed per r.s.f. per year                                  $0.31                     $0.20                    $0.51
---------------------------------------------------------------------------------------------------------------------------------

(1)  Equals triple net rent plus common area costs and real estate taxes.
(2)  Represents amounts committed, but not necessarily expended during period.
(3)  Equals estimated workletter costs.

                                LEASE RENEWALS

-----------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF                 RENTABLE
                                                                               LEASES              SQUARE FEET
-----------------------------------------------------------------------------------------------------------------
Leases expiring                                                                   605                3,753,904

Leases renewed and extended                                                       284                1,993,362
Other retained tenants                                                            116                  618,892
                                                                            -------------------------------------
Total leases retained                                                             400                2,612,254
                                                                            =====================================
Percent retained                                                                66.1%                    69.6%

Future expirations renewed or relet (included in totals above)                    143                1,598,354
-----------------------------------------------------------------------------------------------------------------

                              LEASING STATISTICS
                (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000)

                    UNCONSOLIDATED JOINT VENTURE PROPERTIES

                     SUMMARY OF SPACE LEASED DURING PERIOD

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
IN-SERVICE PROPERTIES:

     Square feet leased at December 31, 1999                                                     1,071,411
     Net leasing activity year-to-date                                                             202,164
     Leased s.f. acquired/placed in service during the period                                      170,222
     Occupancy adjustment (1)                                                                         (47)
                                                                                                 ---------
Square feet leased at September 30, 2000                                                         1,443,750
                                                                                                 =========
Percent leased at September 30, 2000                                                                 93.3%

----------------------------------------------------------------------------------------------------------

                                 OFFICE SPACE

----------------------------------------------------------------------------------------------------------
                                                                WEIGHTED
                                  # OF                        AVERAGE BASE    AVERAGE TERM
                                 LEASES    RENTABLE S.F.           RENT          (YEARS)
----------------------------------------------------------------------------------------------------------
NEW LEASES:

First generation space             20          196,389            $22.77          5.9
Second generation space             2           12,382            $33.35          5.6
                                 -------------------------------------------------------------------------
     TOTAL NEW LEASING:            22          208,771            $23.40          5.9

Renewals & extensions               1            8,769            $39.40          3.0
Other retained tenants              2            6,236            $20.20          4.1
                                 -------------------------------------------------------------------------
     TOTAL LEASING:                25          223,776
                                 =========================================================================
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                             TENANT IMPROVEMENTS (3)       LEASING COMMISSIONS       TOTAL
----------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES- SECOND GENERATION
SPACE (2):
Expend. Committed- YTD                                 $215,927                   $98,799         $314,726
Rentable s.f. leased- YTD                                                                           27,387
Cap. Ex. Committed per r.s.f. per year                    $1.78                     $0.81            $2.59
----------------------------------------------------------------------------------------------------------

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)  Represents amounts committed, but not necessarily expended during period.
(3)  Equals estimated workletter costs.

                               LEASING STATISTICS
                 (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000)

                     UNCONSOLIDATED JOINT VENTURE PROPERTIES

                                 LEASE RENEWALS


----------------------------------------------------------------------------------------------------------
                                                                NUMBER OF               RENTABLE
                                                                   LEASES              SQUARE FEET
----------------------------------------------------------------------------------------------------------
Leases expiring                                                      4                   21,612

Leases renewed and extended                                          1                    8,769
Other retained tenants                                               2                    6,236
                                                                --------------------------------
Total Leases Retained:                                               3                   15,005
                                                                ================================

Percent retained                                                 75.0%                    69.4%
----------------------------------------------------------------------------------------------------------

                           MARKET DIVERSIFICATION

The following table lists the Company's 25 largest markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

                                                           ANNUALIZED         PERCENTAGE OF
                                                           BASE RENTAL           COMPANY              TOTAL
                                                             REVENUE         ANNUALIZED BASE      PROPERTY SIZE      PERCENTAGE OF
MARKET (MSA)                                                ($)(1)(2)       RENTAL REVENUE(%)     RENTABLE AREA     RENTABLE AREA(%)
------------------------------------------------------------------------------------------------------------------------------------
Bergen-Passaic, NJ                                          82,647,106            17.4              4,530,091            16.8
New York, NY (Westchester-Rockland Counties)                79,852,486            16.8              4,696,178            17.4
Newark, NJ (Essex-Morris-Union Counties)                    72,472,482            15.2              3,444,598            12.8
Jersey City, NJ                                             42,369,281             8.9              2,094,470             7.8
Philadelphia, PA-NJ                                         38,159,668             8.0              2,710,346            10.0
Washington, DC-MD-VA                                        18,961,873             4.0                616,549             2.3
Denver, CO                                                  17,158,536             3.6              1,007,931             3.7
Middlesex-Somerset-Hunterdon, NJ                            14,943,187             3.1                791,051             2.9
Dallas, TX                                                  14,887,035             3.1                959,463             3.6
Trenton, NJ (Mercer County)                                 12,175,360             2.6                672,365             2.5
San Francisco, CA                                           12,137,821             2.5                450,891             1.7
San Antonio, TX                                             11,882,673             2.5                940,302             3.5
Stamford-Norwalk, CT                                         9,254,783             1.9                527,250             1.9
Houston, TX                                                  8,761,211             1.8                700,008             2.6
Monmouth-Ocean, NJ                                           7,272,457             1.5                577,423             2.1
Nassau-Suffolk, NY                                           5,762,698             1.2                261,849             1.0
Phoenix-Mesa, AZ                                             5,535,201             1.2                416,967             1.5
Tampa-St. Petersburg-Clearwater, FL                          3,645,220             0.8                297,429             1.1
Boulder-Longmont, CO                                         3,600,741             0.8                270,421             1.0
Bridgeport, CT                                               3,260,251             0.7                145,487             0.5
Omaha, NE-IA                                                 3,050,207             0.6                319,535             1.2
Colorado Springs, CO                                         2,810,124             0.6                209,987             0.8
Dutchess County, NY                                          2,217,687             0.5                118,727             0.4
Atlantic-Cape May, NJ                                        1,464,090             0.3                 80,344             0.3
Fort Worth-Arlington, TX                                     1,102,116             0.2                 74,429             0.3
Other                                                        1,139,464             0.2                 72,265             0.3
------------------------------------------------------------------------------------------------------------------------------------
Totals                                                     476,523,758           100.0             26,986,356           100.0
====================================================================================================================================

(1) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.

                          INDUSTRY DIVERSIFICATION

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

                                                           ANNUALIZED         PERCENTAGE OF                          PERCENTAGE OF
                                                           BASE RENTAL           COMPANY             SQUARE         TOTAL COMPANY
                                                             REVENUE         ANNUALIZED BASE          FEET              LEASED
INDUSTRY CLASSIFICATION(3)                                  ($)(1)(2)       RENTAL REVENUE(%)        LEASED           SQ. FT.(%)
------------------------------------------------------------------------------------------------------------------------------------
Securities, Commodity Contracts & Other Financial           55,729,695            11.7              2,432,166             9.5
Manufacturing                                               45,708,719             9.6              2,783,481            10.8
Computer System Design Svcs.                                33,084,068             6.9              1,741,300             6.8
Telecommunications                                          33,039,867             6.9              1,916,338             7.5
Insurance Carriers & Related Activities                     32,862,919             6.9              1,691,347             6.6
Legal Services                                              28,284,033             5.9              1,290,600             5.0
Credit Intermediation & Related Activities                  22,207,798             4.7              1,292,770             5.0
Health Care & Social Assistance                             21,182,902             4.4              1,092,651             4.3
Wholesale Trade                                             17,242,929             3.6              1,258,651             4.9
Accounting/Tax Prep.                                        16,003,515             3.4                756,209             2.9
Other Professional                                          14,220,519             3.0                854,137             3.3
Retail Trade                                                14,065,403             3.0                835,520             3.3
Information Services                                        13,351,863             2.8                620,886             2.4
Publishing Industries                                       12,477,476             2.6                554,908             2.2
Arts, Entertainment & Recreation                            11,127,747             2.3                762,687             3.0
Public Administration                                       10,342,969             2.2                364,158             1.4
Transportation                                               8,942,683             1.9                681,303             2.7
Other Services (except Public Administration)                8,884,731             1.9                692,497             2.7
Advertising/Related Services                                 8,834,682             1.8                416,075             1.6
Real Estate & Rental & Leasing                               8,071,699             1.7                406,442             1.6
Management/Scientific                                        7,619,815             1.6                383,322             1.5
Management of Companies & Finance                            7,004,618             1.5                358,259             1.4
Architectural/Engineering                                    6,719,221             1.4                350,015             1.4
Scientific Research/Development                              6,314,351             1.3                361,423             1.4
Data Processing Services                                     6,089,948             1.3                279,577             1.1
Construction                                                 4,673,760             1.0                261,426             1.0
Educational Services                                         3,738,237             0.8                210,296             0.8
Utilities                                                    3,709,825             0.8                181,388             0.7
Specialized Design Services                                  3,444,366             0.7                163,686             0.6
Admin. & Support, Waste Mgt. & Remediation Svc.              3,423,484             0.7                226,448             0.9
Other                                                        8,119,916             1.7                438,543             1.7
------------------------------------------------------------------------------------------------------------------------------------
Totals                                                     476,523,758           100.0             25,658,509           100.0
====================================================================================================================================

(1) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(3) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

                      CONSOLIDATED PORTFOLIO ANALYSIS (1)
                           (AS OF SEPTEMBER 30, 2000)

                       BREAKDOWN BY NUMBER OF PROPERTIES

                                PROPERTY TYPE:

                                                                                    STAND-
                          % OF                     % OF     INDUSTRIAL/    % OF     ALONE      % OF
STATE           OFFICE    TOTAL    OFFICE/FLEX     TOTAL     WAREHOUSE     TOTAL    RETAIL    TOTAL
----------------------------------------------------------------------------------------------------
New Jersey          68    26.6%             45     17.6%            --       --         --      --
New York            23     8.9%             37     14.4%             6      2.3%         2      0.8%
Pennsylvania        13     5.1%             --       --             --       --         --      --
Connecticut          3     1.2%              5      2.0%            --       --         --      --
Wash., D.C./
   Maryland          4     1.6%             --       --             --       --         --      --
----------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:      111    43.4%             87     34.0%             6      2.3%         2     0.8%
----------------------------------------------------------------------------------------------------

Texas               17     6.5%             --       --             --       --         --      --
Arizona              3     1.2%             --       --             --       --         --      --
California           2     0.8%             --       --             --       --         --      --
Colorado            20     7.8%             --       --             --       --         --      --
Florida/ Iowa/
   Nebraska          3     1.2%             --       --             --       --         --      --
----------------------------------------------------------------------------------------------------
TOTALS
   BY TYPE:        156    60.9%             87     34.0%             6      2.3%         2     0.8%
====================================================================================================


                     MULTI-
                     FAMILY       % OF       LAND      % OF       TOTALS      % OF
STATE             RESIDENTIAL     TOTAL     LEASES     TOTAL     BY STATE     TOTAL
---------------------------------------------------------------------------------------------------
New Jersey                  1      0.4%          1      0.4%          115     45.0%
New York                    1      0.4%          2      0.8%           71     27.6%
Pennsylvania               --       --          --       --            13      5.1%
Connecticut                --       --          --       --             8      3.2%
Wash., D.C./
   Maryland                --       --          --                      4      1.6%
----------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:               2      0.8%          3      1.2%          211     82.5%
----------------------------------------------------------------------------------------------------

Texas                      --       --          --       --            17      6.5%
Arizona                    --       --          --       --             3      1.2%
California                 --       --          --       --             2      0.8%
Colorado                   --       --          --       --            20      7.8%
Florida/ Iowa/
   Nebraska                --       --          --       --             3      1.2%
----------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:                2      0.8%          3      1.2%          256    100.0%
====================================================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.

                      CONSOLIDATED PORTFOLIO ANALYSIS(1)
                          (AS OF SEPTEMBER 30, 2000)

                         BREAKDOWN BY SQUARE FOOTAGE

                                PROPERTY TYPE:


                                                                                        STAND-
                                % OF                   % OF    INDUSTRIAL/    % OF       ALONE      % OF      TOTALS BY     % OF
STATE                OFFICE    TOTAL    OFFICE/FLEX    TOTAL    WAREHOUSE      TOTAL     RETAIL     TOTAL       STATE       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
New Jersey       11,430,497    42.3%      1,996,393     7.4%            --       --          --       --     13,426,890     49.7%
New York          2,595,484     9.6%      2,076,570     7.7%       387,400      1.4%     17,300      0.1%     5,076,754     18.8%
Pennsylvania      1,473,798     5.5%             --       --            --       --          --       --      1,473,798      5.5%
Connecticut         399,737     1.5%        273,000     1.0%            --       --          --       --        672,737      2.5%
Wash., D.C./
   Maryland         616,549     2.3%             --       --            --       --          --       --        616,549      2.3%
----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST     16,516,065    61.2%      4,345,963    16.1%       387,400      1.4%     17,300      0.1%    21,266,728     78.8%
----------------------------------------------------------------------------------------------------------------------------------

Texas             2,674,202     9.9%            --       --            --        --          --       --      2,674,202      9.9%
Arizona             416,967     1.5%            --       --            --        --          --       --        416,967      1.5%
California          450,891     1.7%            --       --            --        --          --       --        450,891      1.7%
Colorado          1,488,339     5.5%            --       --            --        --          --       --      1,488,339      5.5%
Florida/Iowa/
   Nebraska         689,229     2.6%            --       --            --        --          --       --        689,229      2.6%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS
   BY TYPE:      22,235,693    82.4%      4,345,963    16.1%       387,400      1.4%     17,300      0.1%    26,986,356    100.0%
==================================================================================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.

                      CONSOLIDATED PORTFOLIO ANALYSIS(1)
                   (TWELVE MONTHS ENDED SEPTEMBER 30, 2000)

                      BREAKDOWN BY BASE RENTAL REVENUE(2)
                            (DOLLARS IN THOUSANDS)

                                PROPERTY TYPE:

==============================================================================================
                                                        INDUST./              STAND-
                           % OF     OFFICE/    % OF      WARE-      % OF      ALONE     % OF
STATE            OFFICE    TOTAL      FLEX     TOTAL     HOUSE      TOTAL     RETAIL    TOTAL
----------------------------------------------------------------------------------------------
New Jersey      236,775    47.3%    14,493      2.9%         --        --        --       --
New York         55,609    11.1%    28,241      5.6%      3,675      0.7%       497      0.1%
Pennsylvania     27,774     5.5%        --        --         --        --        --       --
Connecticut       7,993     1.6%     3,904      0.8%         --        --        --       --
Wash., D.C./
   Maryland      20,387     4.1%        --        --         --        --        --       --
----------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:   348,538    69.6%    46,638      9.3%      3,675      0.7%       497      0.1%
----------------------------------------------------------------------------------------------

Texas            43,918     8.8%        --        --         --        --        --       --
Arizona           5,350     1.1%        --        --         --        --        --       --
California       13,616     2.7%        --        --         --        --        --       --
Colorado         23,879     4.7%        --        --         --        --        --       --
Florida/Iowa/
   Nebraska       8,279     1.7%        --        --         --        --        --       --
----------------------------------------------------------------------------------------------
TOTALS
   BY TYPE:     443,580    88.6%    46,638      9.3%      3,675      0.7%       497      0.1%
==============================================================================================

==================================================================================
                MULTI-
                FAMILY        % OF       LAND      % OF       TOTALS      % OF
STATE         RESIDENTIAL     TOTAL     LEASES     TOTAL     BY STATE     TOTAL
----------------------------------------------------------------------------------
New Jersey          2,874      0.6%        261      0.1%      254,403     50.9%
New York            2,487      0.5%        241      0.1%       90,750     18.1%
Pennsylvania          --        --          --        --       27,774      5.5%
Connecticut           --        --          --        --       11,897      2.4%
Wash., D.C./
   Maryland           --        --          --        --       20,387      4.1%
----------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:      5,361       1.1%        502      0.2%      405,211     81.0%
----------------------------------------------------------------------------------

Texas                 --        --          --         --      43,918      8.8%
Arizona               --        --          --         --       5,350      1.1%
California            --        --          --         --      13,616      2.7%
Colorado              --        --          --         --      23,879      4.7%
Florida/Iowa/
   Nebraska           --        --          --         --       8,279      1.7%
----------------------------------------------------------------------------------
TOTALS
   BY TYPE:        5,361       1.1%         502      0.2%     500,253    100.0%
==================================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.
(2) Total base rent for the twelve months ended September 30, 2000, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended September 30, 2000, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire twelve months ended September 30, 2000.

                      CONSOLIDATED PORTFOLIO ANALYSIS (1)
                          (AS OF SEPTEMBER 30, 2000)

                         BREAKDOWN BY PERCENTAGE LEASED

                                PROPERTY TYPE:

==========================================================================================================================
                                                                                                             WEIGHTED AVG.
STATE                          OFFICE      OFFICE/FLEX        INDUSTRIAL/WAREHOUSE     STAND-ALONE RETAIL      BY STATE
--------------------------------------------------------------------------------------------------------------------------
New Jersey                      98.0%         90.5%                    --                     --                96.9%
New York                        97.7%         98.7%                  98.1%                  100.0%              98.1%
Pennsylvania                    94.7%          --                      --                     --                94.7%
Connecticut                     97.5%         99.0%                    --                     --                98.1%
Washington, D.C./ Maryland      97.3%          --                      --                     --                97.3%
--------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL NORTHEAST             97.6%         95.0%                  98.1%                  100.0%              97.1%
--------------------------------------------------------------------------------------------------------------------------

Texas                           91.8%          --                      --                     --                91.8%
Arizona                        100.0%          --                      --                     --               100.0%
California                      98.1%          --                      --                     --                98.1%
Colorado                        99.6%          --                      --                     --                99.6%
Florida/Iowa/Nebraska           93.2%          --                      --                     --                93.2%
--------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. BY TYPE:          97.0%         95.0%                  98.1%                  100.0%              96.7%
==========================================================================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES

                                                                                       PERCENTAGE OF
                                                             PERCENTAGE                 TOTAL OFFICE,
                                                      NET      LEASED      ANNUAL       OFFICE/FLEX,          AVERAGE
                                                   RENTABLE     AS OF       BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                                   YEAR      AREA      9/30/00      RENT          WAREHOUSE         PER SQ. FT.
LOCATION                                  BUILT    (SQ. FT.)   (%)(1)    ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
--------------------------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY
EGG HARBOR
100 Decadon Drive.....................     1987     40,422      100.0         784          0.16               19.40
200 Decadon Drive.....................     1991     39,922       95.3         732          0.15               19.24

BERGEN COUNTY, NEW JERSEY
FAIR LAWN
17-17 Route 208 North.................     1987    143,000       96.0       3,476          0.70               25.32
FORT LEE
One Bridge Plaza......................     1981    200,000       92.9       4,711          0.95               25.36
2115 Linwood Avenue...................     1981     68,000       99.7         947          0.19               13.97
LITTLE FERRY
200 Riser Road........................     1974    286,628      100.0       1,885          0.38                6.58
MONTVALE
95 Chestnut Ridge Road................     1975     47,700      100.0         570          0.12               11.95
135 Chestnut Ridge Road...............     1981     66,150       99.7         801          0.16               12.15
PARAMUS
15 East Midland Avenue................     1988    259,823      100.0       6,636          1.34               25.54
461 From Road.........................     1988    253,554       99.8       6,028          1.22               23.82
650 From Road.........................     1978    348,510      100.0       7,485          1.52               21.48
140 Ridgewood Avenue .................     1981    239,680      100.0       5,212          1.06               21.75
61 South Paramus Avenue...............     1985    269,191      100.0       5,953          1.21               22.11
ROCHELLE PARK
120 Passaic Street....................     1972     52,000       99.6         750          0.15               14.48
365 West Passaic Street...............     1976    212,578       92.4       3,802          0.77               19.36
UPPER SADDLE RIVER
1 Lake Street.........................  1973/94    474,801      100.0       7,466          1.51               15.72
10 Mountainview Road..................     1986    192,000      100.0       3,877          0.78               20.19
WOODCLIFF LAKE
400 Chestnut Ridge Road...............     1982     89,200      100.0       2,130          0.43               23.88
470 Chestnut Ridge Road...............     1987     52,500      100.0       1,192          0.24               22.70
530 Chestnut Ridge Road...............     1986     57,204      100.0       1,166          0.24               20.38
50 Tice Boulevard.....................     1984    235,000      100.0       4,744          0.96               20.19
300 Tice Boulevard....................     1991    230,000      100.0       5,014          1.02               21.80

BURLINGTON COUNTY, NEW JERSEY
MOORESTOWN
224 Strawbridge Drive.................     1984     74,000       98.1       1,261          0.26               17.37
228 Strawbridge Drive.................     1984     74,000      100.0       1,434          0.29               19.38

ESSEX COUNTY, NEW JERSEY
MILLBURN
150 J.F. Kennedy Parkway..............     1980    247,476      100.0       5,860          1.19               23.68
ROSELAND
101 Eisenhower Parkway................     1980    237,000       95.1       4,158          0.84               18.45
103 Eisenhower Parkway................     1985    151,545      100.0       3,295          0.67               21.74

HUDSON COUNTY, NEW JERSEY
JERSEY CITY
95 Christopher Columbus Drive (7).....     1989        n/a         n/a      7,000          1.42                 n/a
Harborside Financial Center Plaza 1...     1983    400,000        99.0      3,311          0.67                8.36
Harborside Financial Center Plaza 2...     1990    761,200       100.0     18,228          3.69               23.95
--------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                       PERCENTAGE OF
                                                             PERCENTAGE                 TOTAL OFFICE,
                                                      NET      LEASED      ANNUAL       OFFICE/FLEX,          AVERAGE
                                                   RENTABLE     AS OF       BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                                   YEAR      AREA      9/30/00      RENT          WAREHOUSE         PER SQ. FT.
LOCATION                                  BUILT    (SQ. FT.)   (%)(1)    ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
--------------------------------------------------------------------------------------------------------------------------
Harborside Financial Center Plaza 3...     1990    725,600       100.0     17,375          3.52              23.95
Harborside Financial Center Plaza 4-A (4)  2000    207,670        88.7      3,306          0.67              31.49(8)


MERCER COUNTY, NEW JERSEY
PRINCETON
400 Alexander Road (6)................     1987        n/a        n/a         148          0.03                n/a
103 Carnegie Center...................     1984     96,000      100.0       2,286          0.46              23.81
100 Overlook Center ..................     1988    149,600       68.6       3,659          0.74              35.65
5 Vaughn Drive........................     1987     98,500      100.0       2,297          0.47              23.32

MIDDLESEX COUNTY, NEW JERSEY
EAST BRUNSWICK
377 Summerhill Road...................     1977     40,000      100.0         374          0.08               9.33
PLAINSBORO
500 College Road East.................     1984    158,235      100.0       3,402          0.69              21.50
SOUTH BRUNSWICK
3 Independence Way....................     1983    111,300      100.0       2,186          0.44              19.64
WOODBRIDGE
581 Main Street.......................     1991    200,000      100.0       4,645          0.94              23.23

MONMOUTH COUNTY, NEW JERSEY
NEPTUNE
3600 Route 66.........................     1989    180,000      100.0       2,413          0.49              13.41
WALL TOWNSHIP
1305 Campus Parkway...................     1988     23,350       76.1         486          0.10              27.35
1350 Campus Parkway...................     1990     79,747       99.9       1,358          0.27              17.05

MORRIS COUNTY, NEW JERSEY
FLORHAM PARK
325 Columbia Turnpike.................     1987    168,144      100.0       4,119          0.83              24.50
MORRIS PLAINS
201 Littleton Road....................     1979     88,369      100.0       1,831          0.37              20.72
250 Johnson Road......................     1977     75,000      100.0       1,174          0.24              15.65
MORRIS TOWNSHIP
340 Mt. Kemble Avenue.................     1985    387,000      100.0       5,529          1.12              14.29
412 Mt. Kemble Avenue (7).............     1986        n/a        n/a       4,755          0.96                n/a
PARSIPPANY
7 Campus Drive........................     1982    154,395      100.0       2,553          0.52              16.54
8 Campus Drive .......................     1987    215,265      100.0       5,365          1.09              24.92
2 Dryden Way..........................     1990      6,216      100.0          68          0.01              10.94
4 Gatehall Drive (4)..................     1988    248,480       92.3       5,819          1.18              25.37
2 Hilton Court........................     1991    181,592       99.7       4,633          0.94              25.59
600 Parsippany Road...................     1978     96,000      100.0       1,446          0.29              15.06
1 Sylvan Way..........................     1989    150,557      100.0       3,519          0.71              23.37
5 Sylvan Way..........................     1989    151,383      100.0       3,448          0.70              22.78
7 Sylvan Way..........................     1987    145,983      100.0       2,920          0.59              20.00
--------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                      PERCENTAGE OF
                                                          PERCENTAGE                   TOTAL OFFICE,
                                                 NET        LEASED        ANNUAL       OFFICE/FLEX,          AVERAGE
                                              RENTABLE       AS OF         BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                            YEAR        AREA        9/30/00        RENT          WAREHOUSE         PER SQ. FT.
LOCATION                           BUILT      (SQ. FT.)      (%)(1)     ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
-------------------------------------------------------------------------------------------------------------------------
PASSAIC COUNTY, NEW JERSEY
CLIFTON
777 Passaic Avenue...............   1983       75,000         70.1           966          0.21               18.37
TOTOWA
999 Riverview Drive..............   1988       56,066        100.0           948          0.19               16.91
WAYNE
201 Willowbrook Boulevard........   1970      178,329         99.0         2,422          0.49               13.72

SOMERSET COUNTY, NEW JERSEY
BASKING RIDGE
222 Mt. Airy Road................   1986       49,000        100.0           744          0.15               15.18
233 Mt. Airy Road................   1987       66,000        100.0           762          0.15               11.55
BERNARDS TOWNSHIP
106 Allen Road (4)...............   2000      132,010         72.5           960          0.19               25.31(8)
BRIDGEWATER
721 Route 202/206................   1989      192,741        100.0         4,152          0.84               21.54

UNION COUNTY, NEW JERSEY
CLARK
100 Walnut Avenue................   1985      182,555        100.0         4,617          0.93               25.29
CRANFORD
6 Commerce Drive.................   1973       56,000         90.3           954          0.19               18.87
11 Commerce Drive................   1981       90,000         91.2         1,031          0.21               12.56
12 Commerce Drive................   1967       72,260         96.3           610          0.12                8.77
20 Commerce Drive................   1990      176,600         98.8         3,962          0.80               22.71
65 Jackson Drive.................   1984       82,778        100.0         1,571          0.32               18.98
NEW PROVIDENCE
890 Mountain Road................   1977       80,000        100.0         2,054          0.42               25.68

-------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                    11,430,809         98.0       236,775         47.95               21.14
-------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK
FISHKILL
300 South Lake Drive.............   1987      118,727         98.3         2,176          0.44               18.64

NASSAU COUNTY, NEW YORK
NORTH HEMPSTEAD
111 East Shore Road..............   1980       55,575        100.0         1,516          0.31               27.28
600 Community Drive..............   1983      206,274        100.0         4,820          0.98               23.37

ROCKLAND COUNTY, NEW YORK
SUFFERN
400 Rella Boulevard..............   1988      180,000        100.0         3,616          0.73               20.09

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
100 Clearbrook Road..............   1975       60,000        100.0           960          0.19               16.00
101 Executive Boulevard..........   1971       50,000         79.5           806          0.16               20.28
555 Taxter Road (4)..............   1986      170,554        100.0         4,029          0.82               23.62
565 Taxter Road (4)..............   1988      170,554         85.4         3,235          0.66               22.21
570 Taxter Road..................   1972       75,000         95.0         1,405          0.28               19.72
-------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                      PERCENTAGE OF
                                                          PERCENTAGE                   TOTAL OFFICE,
                                                 NET        LEASED        ANNUAL       OFFICE/FLEX,          AVERAGE
                                              RENTABLE       AS OF         BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                            YEAR        AREA        9/30/00        RENT          WAREHOUSE         PER SQ. FT.
LOCATION                           BUILT      (SQ. FT.)      (%)(1)     ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
-------------------------------------------------------------------------------------------------------------------------
HAWTHORNE
30 Saw Mill River Road...........   1982      248,400        100.0         5,216          1.06               21.00
1 Skyline Drive..................   1980       20,400         99.0           261          0.05               12.92
2 Skyline Drive..................   1987       30,000         98.9           510          0.10               17.19
17 Skyline Drive.................   1989       85,000        100.0         1,234          0.25               14.52
7 Skyline Drive..................   1987      109,000        100.0         2,157          0.44               19.79
TARRYTOWN
200 White Plains Road............   1982       89,000         88.1         1,718          0.35               21.91
220 White Plains Road............   1984       89,000         99.4         2,049          0.41               23.16
WHITE PLAINS
1 Barker Avenue..................   1975       68,000         96.3         1,604          0.32               24.49
3 Barker Avenue..................   1983       65,300         93.3         1,265          0.26               20.76
50 Main Street...................   1985      309,000        100.0         7,710          1.56               24.95
11 Martine Avenue................   1987      180,000        100.0         4,520          0.92               25.11
1 Water Street...................   1979       45,700         99.8         1,020          0.21               22.36
YONKERS
1 Executive Boulevard............   1982      112,000        100.0         2,379          0.48               21.24
3 Executive Plaza................   1987       58,000        100.0         1,403          0.28               24.19

-------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                       2,595,484         97.7        55,609         11.26               21.93
-------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA
BERWYN
1000 Westlakes Drive.............   1989       60,696         93.0         1,481          0.30               26.24
1055 Westlakes Drive.............   1990      118,487        100.0         2,298          0.47               19.39
1205 Westlakes Drive.............   1988      130,265         99.8         2,880          0.58               22.15
1235 Westlakes Drive.............   1986      134,902         99.7         3,155          0.64               23.46

DELAWARE COUNTY, PENNSYLVANIA
LESTER
100 Stevens Drive................   1986       95,000        100.0         1,161          0.24               12.22
200 Stevens Drive................   1987      208,000        100.0         3,900          0.79               18.75
300 Stevens Drive................   1992       68,000         93.3         1,282          0.26               20.21
MEDIA
1400 Providence Road - Center I..   1986      100,000         81.3         1,780          0.36               21.89
1400 Providence Road - Center II.   1990      160,000         80.3         3,026          0.61               23.55

MONTGOMERY COUNTY, PENNSYLVANIA
LOWER PROVIDENCE
1000 Madison Avenue..............   1990      100,700        100.0         1,890          0.38               18.77
PLYMOUTH MEETING
1150 Plymouth Meeting Mall.......   1970      167,748         89.4         2,746          0.56               18.31
Five Sentry Parkway East.........   1984       91,600        100.0         1,499          0.30               16.36
Five Sentry Parkway West.........   1984       38,400        100.0           676          0.14               17.60

-------------------------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                   1,473,798         94.7        27,774          5.63               19.89
-------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
GREENWICH
500 West Putnam..................   1973      121,250         98.3         2,865          0.58               24.04
-------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                      PERCENTAGE OF
                                                          PERCENTAGE                   TOTAL OFFICE,
                                                 NET        LEASED        ANNUAL       OFFICE/FLEX,          AVERAGE
                                              RENTABLE       AS OF         BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                            YEAR        AREA        9/30/00        RENT          WAREHOUSE         PER SQ. FT.
LOCATION                           BUILT      (SQ. FT.)      (%)(1)     ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
-------------------------------------------------------------------------------------------------------------------------
NORWALK
40 Richards Avenue...............   1985      145,487         99.2         2,885          0.58                19.99
SHELTON
1000 Bridgeport Avenue...........   1986      133,000         94.9         2,243          0.45                17.77

-------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                      399,737         97.5         7,993          1.61                20.51
-------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
WASHINGTON
1201 Connecticut Avenue, NW......   1940      169,549         96.6         4,864          0.98                29.70
1400 L Street, NW................   1987      159,000         98.7         5,871          1.19                37.41
1709 New York Avenue, NW.........   1972      166,000        100.0         7,209          1.46                43.43

-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE             494,549         98.4        17,944          3.63                36.87
-------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND
LANHAM
4200 Parliament Place............   1989      122,000         92.9         2,443          0.49                21.55

-------------------------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                         122,000         92.9         2,443          0.49                21.55
-------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS
SAN ANTONIO
200 Concord Plaza Drive..........   1986      248,700         94.8         4,339          0.88                18.40
1777 N.E. Loop 410...............   1986      256,137         91.1         3,728          0.75                15.98
84 N.E. Loop 410.................   1971      187,312         89.9         2,530          0.51                15.02
111 Soledad......................   1918      248,153         93.0         2,519          0.51                10.92

COLLIN COUNTY, TEXAS
PLANO
555 Republic Place...............   1986       97,889         80.8         1,464          0.30                18.51

DALLAS COUNTY,TEXAS
DALLAS
3030 LBJ Freeway.................   1984      367,018         95.4         6,438          1.30                18.39
3100 Monticello..................   1984      173,837         93.8         2,723          0.55                16.70
8214 Westchester.................   1983       95,509         81.3         1,292          0.26                16.64
IRVING
2300 Valley View.................   1985      142,634         88.6         2,057          0.42                16.28
RICHARDSON
1122 Alma Road...................   1977       82,576        100.0           607          0.12                 7.35

HARRIS COUNTY, TEXAS
HOUSTON
14511 Falling Creek..............   1982       70,999         98.8           891          0.18                12.70
5225 Katy Freeway................   1983      112,213         93.3         1,494          0.30                14.27
5300 Memorial....................   1982      155,099         99.3         2,219          0.45                14.41
1717 St. James Place.............   1975      109,574         91.7         1,349          0.27                13.43
-------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                         PERCENTAGE OF
                                                             PERCENTAGE                   TOTAL OFFICE,
                                                    NET        LEASED        ANNUAL       OFFICE/FLEX,          AVERAGE
                                                 RENTABLE       AS OF         BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                               YEAR        AREA        9/30/00        RENT          WAREHOUSE         PER SQ. FT.
LOCATION                              BUILT      (SQ. FT.)      (%)(1)     ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
----------------------------------------------------------------------------------------------------------------------------
1770 St. James Place.............      1973      103,689         89.3         1,398          0.28                15.10
10497 Town & Country Way.........      1981      148,434         77.6         1,824          0.37                15.84

POTTER COUNTY, TEXAS
AMARILLO
6900 IH - 40 West (7)............      1986          n/a          n/a           320          0.06                  n/a

TARRANT COUNTY, TEXAS
EULESS
150 West Parkway.................      1984       74,429         95.9         1,044           0.21               14.63

TRAVIS COUNTY, TEXAS
AUSTIN
1250 Capital of Texas Hwy. South (7)   1985          n/a          n/a         5,682           1.15                 n/a

----------------------------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                             2,674,202         91.8        43,918          8.87                17.88
----------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA
GLENDALE
5551 West Talavi Boulevard.......      1991      181,596        100.0         1,613          0.33                 8.88
PHOENIX
19640 North 31st Street..........      1990      124,171        100.0         1,192          0.24                 9.60
20002 North 19th Avenue (6)......      1986          n/a          n/a           137          0.04                  n/a
SCOTTSDALE
9060 E. Via Linda Boulevard......      1984      111,200        100.0         2,408          0.49                21.65

----------------------------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                             416,967        100.0         5,350          1.10                12.83
----------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO
AURORA
750 South Richfield Street.......      1997      108,240        100.0         2,911          0.59                26.89
DENVER
400 South Colorado Boulevard.....      1983      125,415         97.8         2,134          0.43                17.40
ENGLEWOOD
9359 East Nichols Avenue.........      1997       72,610        100.0           903          0.18                12.44
5350 South Roslyn Street.........      1982       63,754         96.2         1,068          0.22                17.41

BOULDER COUNTY, COLORADO
BROOMFIELD
105 South Technology Court.......      1997       37,574        100.0           547          0.11                14.56
303 South Technology Court-A.....      1997       34,454        100.0           427          0.09                12.39
303 South Technology Court-B.....      1997       40,416        100.0           427          0.09                10.57
LOUISVILLE
1172 Century Drive...............      1996       49,566        100.0           568          0.12                11.46
248 Centennial Parkway...........      1996       39,266        100.0           567          0.11                14.44
285 Century Place................      1997       69,145        100.0         1,115          0.23                16.13
----------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                    PERCENTAGE OF
                                                       PERCENTAGE                   TOTAL OFFICE,
                                              NET        LEASED        ANNUAL        OFFICE/FLEX,          AVERAGE
                                            RENTABLE     AS OF          BASE        AND INDUSTRIAL/       BASE RENT
PROPERTY                           YEAR       AREA      9/30/00         RENT           WAREHOUSE         PER SQ. FT.
LOCATION                           BUILT    (SQ. FT.)    (%)(1)      ($000'S)(2)     BASE RENT(%)         ($)(3)(5)
------------------------------------------------------------------------------------------------------------------------
DENVER COUNTY, COLORADO
DENVER
3600 South Yosemite..............   1974     133,743      100.0         1,291             0.26                9.65

DOUGLAS COUNTY, COLORADO
ENGLEWOOD
384 Inverness Drive South........   1985      51,523      100.0           820             0.17               15.92
400 Inverness Drive..............   1997     111,608       99.9         2,759             0.56               24.75
67 Inverness Drive East..........   1996      54,280      100.0           674             0.14               12.42
5975 South Quebec Street.........   1996     102,877       99.8         2,374             0.48               23.12
PARKER
9777 Pyramid Court...............   1995     120,281      100.0         1,323             0.27               11.00
EL PASO COUNTY, COLORADO
COLORADO SPRINGS
8415 Explorer....................   1998      47,368      100.0           602             0.12               12.71
1975 Research Parkway............   1997     115,250      100.0         1,680             0.34               14.58
2375 Telstar Drive...............   1998      47,369      100.0           602             0.12               12.71

JEFFERSON COUNTY, COLORADO
LAKEWOOD
141 Union Boulevard..............   1985      63,600       98.9         1,087             0.22               17.28
------------------------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                      1,488,339       99.6        23,879             4.85               16.11
------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA
SAN FRANCISCO
795 Folsom Street (4)............   1977     183,445      100.0         5,468             1.11               29.81
760 Market Street................   1908     267,446       96.8         8,148             1.65               31.47
------------------------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                      450,891       98.1        13,616             2.76               30.78
------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA
TAMPA
501 Kennedy Boulevard............   1982     297,429       91.4         3,861             0.78               14.20
------------------------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                         297,429       91.4         3,861             0.78               14.20
------------------------------------------------------------------------------------------------------------------------

POLK COUNTY, IOWA
WEST DES MOINES
2600 Westown Parkway.............   1988      72,265      100.0         1,127             0.23               15.60
------------------------------------------------------------------------------------------------------------------------
TOTAL IOWA OFFICE                             72,265      100.0         1,127             0.23               15.60
------------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                              OFFICE PROPERTIES
                                 (CONTINUED)

                                                                                    PERCENTAGE OF
                                                       PERCENTAGE                   TOTAL OFFICE,
                                              NET        LEASED        ANNUAL        OFFICE/FLEX,          AVERAGE
                                            RENTABLE     AS OF          BASE        AND INDUSTRIAL/       BASE RENT
PROPERTY                           YEAR       AREA      9/30/00         RENT           WAREHOUSE         PER SQ. FT.
LOCATION                           BUILT    (SQ. FT.)    (%)(1)      ($000'S)(2)     BASE RENT(%)         ($)(3)(5)
------------------------------------------------------------------------------------------------------------------------

DOUGLAS COUNTY, NEBRASKA
OMAHA
210 South 16th Street............   1894      319,535     93.4           3,291             0.67               11.03
------------------------------------------------------------------------------------------------------------------------
TOTAL NEBRASKA OFFICE                         319,535     93.4           3,291             0.67               11.03
------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE PROPERTIES                    22,236,005     97.0         443,580            89.83               20.57
========================================================================================================================

SEE FOOTNOTES ON PAGE 62.

                        CONSOLIDATED PROPERTY LISTING

                            OFFICE/FLEX PROPERTIES

                                                                                 PERCENTAGE OF
                                                      PERCENTAGE                  TOTAL OFFICE,
                                               NET      LEASED       ANNUAL       OFFICE/FLEX,          AVERAGE
                                            RENTABLE     AS OF        BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                            YEAR      AREA      9/30/00       RENT         WAREHOUSE          PER SQ. FT.
LOCATION                           BUILT    (SQ. FT.)    (%)(1)    ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
--------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY
BURLINGTON
3 Terri Lane.....................   1991     64,500       61.4         370          0.07                9.34
5 Terri Lane.....................   1992     74,555       83.9         362          0.07                5.79
MOORESTOWN
2 Commerce Drive (4).............   1986     49,000      100.0         363          0.07                7.42
101 Commerce Drive...............   1988     64,700      100.0         336          0.07                5.19
102 Commerce Drive (4)...........   1987     38,400       87.5         182          0.04                5.43
201 Commerce Drive...............   1986     38,400      100.0         196          0.04                5.10
202 Commerce Drive (4)...........   1988     51,200      100.0         268          0.05                5.24
1 Executive Drive................   1989     20,570      100.0         138          0.03                6.71
2 Executive Drive (4)............   1988     60,800      100.0         475          0.10                5.43
101 Executive Drive..............   1990     29,355       70.5         124          0.03                5.99
102 Executive Drive..............   1990     64,000       80.0         406          0.08                7.93
225 Executive Drive..............   1990     50,600      100.0         336          0.07                6.64
97 Foster Road...................   1982     43,200      100.0         187          0.04                4.33
1507 Lancer Drive................   1995     32,700      100.0         139          0.03                4.25
1510 Lancer Drive................   1998     88,000      100.0         370          0.07                4.20
1256 North Church................   1984     63,495       68.9         262          0.05                8.27
840 North Lenola Road............   1995     38,300      100.0         271          0.05               10.27
844 North Lenola Road............   1995     28,670      100.0         213          0.04                7.43
915 North Lenola Road (4)........   1998     52,488      100.0         283          0.06                5.38
30 Twosome Drive.................   1997     39,675      100.0         224          0.05                5.65
40 Twosome Drive.................   1996     40,265       63.1         172          0.03                6.77
50 Twosome Drive.................   1997     34,075      100.0         268          0.05                7.87
WEST DEPTFORD
1451 Metropolitan Drive..........   1996     21,600      100.0         148          0.03                6.85

MERCER COUNTY, NEW JERSEY
HAMILTON TOWNSHIP
100 Horizon Drive................   1989     13,275         --          --            --                  --
200 Horizon Drive................   1991     45,770      100.0         447          0.09                9.77
300 Horizon Drive................   1989     69,780       73.8         752          0.15               14.60
500 Horizon Drive................   1990     41,205       57.8         276          0.06               11.59

MONMOUTH COUNTY, NEW JERSEY
WALL TOWNSHIP
1325 Campus Parkway..............   1988     35,000      100.0         310          0.06                8.86
1340 Campus Parkway..............   1992     72,502      100.0         802          0.16               11.06
1345 Campus Parkway..............   1995     76,300      100.0         709          0.14                9.29
1433 Highway 34..................   1985     69,020       89.5         490          0.10                7.93
1320 Wyckoff Avenue..............   1986     20,336      100.0          88          0.02                4.33
1324 Wyckoff Avenue..............   1987     21,168      100.0         183          0.04                8.65

PASSAIC COUNTY, NEW JERSEY
TOTOWA
1 Center Court...................   1999     38,961       37.8         141          0.03                9.57
2 Center Court...................   1998     30,600       99.3         351          0.07               11.55
11 Commerce Way..................   1989     47,025      100.0         510          0.10               10.85
20 Commerce Way..................   1992     42,540      100.0         433          0.09               10.18
--------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                                                                                 PERCENTAGE OF
                                                      PERCENTAGE                  TOTAL OFFICE,
                                               NET      LEASED       ANNUAL       OFFICE/FLEX,          AVERAGE
                                            RENTABLE     AS OF        BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                            YEAR      AREA      9/30/00       RENT         WAREHOUSE          PER SQ. FT.
LOCATION                           BUILT    (SQ. FT.)    (%)(1)    ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
--------------------------------------------------------------------------------------------------------------------
29 Commerce Way..................   1990     48,930      100.0         493          0.10               10.08
40 Commerce Way..................   1987     50,576      100.0         559          0.11               11.05
45 Commerce Way..................   1992     51,207      100.0         498          0.10                9.73
60 Commerce Way..................   1988     50,333      100.0         396          0.08                7.87
80 Commerce Way..................   1996     22,500      100.0         282          0.06               12.53
100 Commerce Way.................   1996     24,600      100.0         299          0.06               11.79
120 Commerce Way.................   1994      9,024      100.0          95          0.04               21.05
140 Commerce Way.................   1994     26,881       99.5         286          0.04                7.10

--------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX              1,996,081       90.5      14,493          2.92                8.02
--------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
11 Clearbrook Road...............   1974     31,800      100.0         321          0.06               10.09
75 Clearbrook Road...............   1990     32,720      100.0         816          0.17               24.94
150 Clearbrook Road..............   1975     74,900       93.8       1,041          0.21               14.82
175 Clearbrook Road..............   1973     98,900       98.5       1,439          0.29               14.77
200 Clearbrook Road..............   1974     94,000       99.8       1,198          0.24               12.77
250 Clearbrook Road..............   1973    155,000       94.5       1,315          0.27                8.98
50 Executive Boulevard...........   1969     45,200       97.2         384          0.08                8.74
77 Executive Boulevard...........   1977     13,000       55.4         137          0.03               19.02
85 Executive Boulevard...........   1968     31,000       99.4         446          0.09               14.47
300 Executive Boulevard..........   1970     60,000       99.7         589          0.12                9.85
350 Executive Boulevard..........   1970     15,400       98.8         243          0.05               15.97
399 Executive Boulevard..........   1962     80,000      100.0         968          0.20               12.10
400 Executive Boulevard..........   1970     42,200      100.0         610          0.12               14.45
500 Executive Boulevard..........   1970     41,600      100.0         594          0.12               14.28
525 Executive Boulevard..........   1972     61,700      100.0         874          0.18               14.17
1 Westchester Plaza..............   1967     25,000      100.0         298          0.06               11.92
2 Westchester Plaza..............   1968     25,000      100.0         421          0.09               16.84
3 Westchester Plaza..............   1969     93,500       98.5       1,123          0.23               12.19
4 Westchester Plaza..............   1969     44,700       99.8         629          0.13               14.10
5 Westchester Plaza..............   1969     20,000      100.0         298          0.06               14.90
6 Westchester Plaza..............   1968     20,000      100.0         302          0.06               15.10
7 Westchester Plaza..............   1972     46,200      100.0         650          0.13               14.07
8 Westchester Plaza..............   1971     67,200      100.0         872          0.18               12.98
HAWTHORNE
200 Saw Mill River Road..........   1965     51,100      100.0         616          0.12               12.05
4 Skyline Drive..................   1987     80,600      100.0       1,255          0.25               15.57
8 Skyline Drive..................   1985     50,000       98.9         828          0.17               16.74
10 Skyline Drive.................   1985     20,000      100.0         283          0.06               14.15
11 Skyline Drive.................   1989     45,000      100.0         689          0.14               15.31
12 Skyline Drive.................   1999     46,850      100.0         760          0.15               16.22
15 Skyline Drive.................   1989     55,000      100.0         952          0.19               17.31
YONKERS
100 Corporate Boulevard..........   1987     78,000       98.2       1,342          0.27               17.52
200 Corporate Boulevard South....   1990     84,000       99.8       1,387          0.28               16.54
4 Executive Plaza................   1986     80,000       99.9       1,039          0.21               13.00
6 Executive Plaza................   1987     80,000      100.0       1,069          0.22               13.36
--------------------------------------------------------------------------------------------------------------------

SEE FOOTNOTES ON PAGE 62.

                                                                                 PERCENTAGE OF
                                                      PERCENTAGE                  TOTAL OFFICE,
                                               NET      LEASED       ANNUAL       OFFICE/FLEX,          AVERAGE
                                            RENTABLE     AS OF        BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                            YEAR      AREA      9/30/00       RENT         WAREHOUSE          PER SQ. FT.
LOCATION                           BUILT    (SQ. FT.)    (%)(1)    ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
--------------------------------------------------------------------------------------------------------------------
1 Odell Plaza....................   1980    106,000      100.0       1,269          0.26               11.97
5 Odell Plaza....................   1983     38,400       99.6         519          0.11               13.57
7 Odell Plaza....................   1984     42,600       99.6         665          0.13               15.67

--------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                2,076,570       98.7       28,241         5.73               13.78
--------------------------------------------------------------------------------------------------------------------


FAIRFIELD COUNTY, CONNECTICUT
STAMFORD
419 West Avenue..................   1986     88,000       96.8       1,426          0.29               16.74
500 West Avenue..................   1988     25,000      100.0         384          0.08               15.36
550 West Avenue..................   1990     54,000      100.0         779          0.16               14.43
600 West Avenue (4)..............   1999     66,000      100.0         684          0.14               10.36
650 West Avenue..................   1998     40,000      100.0         631          0.13               15.78

-------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX               273,000       99.0       3,904          0.80               14.45
-------------------------------------------------------------------------------------------------------------------


TOTAL OFFICE/FLEX PROPERTIES.....         4,345,651       95.0      46,638          9.45               11.30
===================================================================================================================

SEE FOOTNOTES ON PAGE 62.

                         CONSOLIDATED PROPERTY LISTING

                        INDUSTRIAL/WAREHOUSE PROPERTIES

                                                                                  PERCENTAGE OF
                                                        PERCENTAGE                 TOTAL OFFICE,
                                                 NET      LEASED      ANNUAL       OFFICE/FLEX,          AVERAGE
                                              RENTABLE     AS OF       BASE       AND INDUSTRIAL/       BASE RENT
PROPERTY                              YEAR      AREA      9/30/00      RENT          WAREHOUSE         PER SQ. FT.
LOCATION                             BUILT    (SQ. FT.)    (%)(1)   ($000'S)(2)    BASE RENT(%)         ($)(3)(5)
-------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK
ELMSFORD
1 Warehouse Lane.................     1957      6,600      100.0          57          0.01                8.64
2 Warehouse Lane.................     1957     10,900      100.0         118          0.02               10.83
3 Warehouse Lane.................     1957     77,200      100.0         290          0.06                3.76
4 Warehouse Lane.................     1957    195,500       97.4       1,943          0.39               10.20
5 Warehouse Lane.................     1957     75,100       97.1         753          0.15               10.33
6 Warehouse Lane.................     1982     22,100      100.0         514          0.09               23.26

-------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES         387,400       98.1       3,675          0.72                9.67
-------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                               26,969,056       96.7     493,893        100.00               18.95
===================================================================================================================

(1) Based on all leases in effect as of September 30, 2000.
(2) Total base rent for 12 months ended September 30, 2000, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the 12 months ended September 30, 2000, amounts are annualized, as per Note 4.
(3) Base rent for the 12 months ended September 30, 2000 divided by net rentable square feet leased at September 30, 2000. For those properties acquired or placed in service during 12 months ended September 30, 2000, amounts are annualized, as per Note 4.
(4) As this property was acquired or placed in service during the 12 months ended September 30, 2000, the amounts represented for base rent are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended September 30, 2000.
(5)  Excludes office space leased by the Company.
(6)  The property was sold by the Company in 1999.
(7)  The property was sold by the Company in 2000.
(8)  Calculation based on square feet in service as of September 30, 2000.

                              SIGNIFICANT TENANTS

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of September 30, 2000, based upon annualized base rents:

                                                                     PERCENTAGE OF
                                                 ANNUALIZED             COMPANY          SQUARE       PERCENTAGE OF        YEAR OF
                                  NUMBER OF      BASE RENTAL        ANNUALIZED BASE       FEET        TOTAL COMPANY         LEASE
                                 PROPERTIES     REVENUE($)(1)      RENTAL REVENUE(%)     LEASED      LEASED SQ.FT.(%)    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin &
  Jenrette Securities Corp.          1             8,316,096             1.7             271,953         1.1              2011
AT&T Wireless Services               2             8,199,960             1.7             382,030         1.5              2007 (2)
AT&T Corporation                     3             8,030,828             1.7             516,546         2.0              2009 (3)
Keystone Mercy Health Plan           3             7,429,219             1.6             325,843         1.3              2015 (4)
IBM Corporation                      4             7,028,473             1.5             362,753         1.4              2007 (5)
Prentice-Hall Inc.                   1             6,744,495             1.4             474,801         1.9              2014
Allstate Insurance Company           9             5,863,006             1.2             270,154         1.0              2009 (6)
Nabisco Inc.                         3             5,694,073             1.2             310,243         1.2              2005 (7)
Toys `R' Us - NJ, Inc.               1             5,342,672             1.1             242,518         0.9              2012
Waterhouse Securities, Inc.          1             5,253,555             1.1             184,222         0.7              2015
American Institute of Certified
  Public Accountants                 1             4,981,357             1.0             249,768         1.0              2012
Board of Gov./Federal Reserve        1             4,705,391             1.0             117,008         0.5              2009 (8)
Dean Witter Trust Company            1             4,319,507             0.9             221,019         0.9              2008
Winston & Strawn                     1             4,302,008             0.9             108,100         0.4              2003
CMP Media Inc.                       1             4,206,598             0.9             206,274         0.8              2014
KPMG Peat Marwick, LLP               2             3,824,080             0.8             161,760         0.6              2007 (9)
Move.com Operations, Inc.            1             3,701,763             0.8              94,917         0.4              2006
Bank of Tokyo - Mitsubishi Ltd.      1             3,378,924             0.7             137,076         0.5              2009
Bankers Trust Harborside Inc.        1             3,272,500             0.7             385,000         1.5              2003
Cendant Operations Inc.              1             3,117,051             0.7             148,431         0.6              2008
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                           107,711,556            22.6           5,170,416        20.2
===================================================================================================================================

(1) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2)  12,150 square feet expire September 2004; 345,799 square feet expire
     March 2007; 24,081 square feet expire June 2007.
(3)  66,268 square feet expire December 2000; 63,278 square feet expire
     May 2004; 387,000 square feet expire January 2009.
(4)  22,694 square feet expire January 2003; 303,149 square feet expire
     April 2015.
(5) 1,065 square feet expire November 2000; 28,289 square feet expire January 2002; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(6) 22,444 square feet expire July 2001; 47,364 square feet expire September 2002; 18,882 square feet expire April 2003; 2,867 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 31,143 square feet expire April 2008; 11,500 square feet expire April 2009.
(7) 9,865 square feet expire September 2001; 300,378 square feet expire December 2005.
(8)  94,719 square feet expire May 2005; 22,289 square feet expire
     July 2009.
(9)  104,556 square feet expire September 2002; 57,204 square feet expire
     July 2007.

                        SCHEDULE OF LEASE EXPIRATIONS

                         ALL CONSOLIDATED PROPERTIES

The following table sets forth a schedule of the lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning October 1, 2000, assuming that none of the tenants exercise renewal options:

                                                                                               AVERAGE ANNUAL
                                                         PERCENTAGE OF                          RENT PER NET
                                      NET RENTABLE       TOTAL LEASED        ANNUALIZED           RENTABLE          PERCENTAGE OF
                                      AREA SUBJECT        SQUARE FEET        BASE RENTAL         SQUARE FOOT         ANNUAL BASE
                       NUMBER OF       TO EXPIRING      REPRESENTED BY      REVENUE UNDER        REPRESENTED         RENT UNDER
YEAR OF                 LEASES           LEASES            EXPIRING           EXPIRING           BY EXPIRING          EXPIRING
EXPIRATION            EXPIRING(1)       (SQ. FT.)         LEASES(%)(2)       LEASES($)(3)         LEASES($)           LEASES(%)
-----------------------------------------------------------------------------------------------------------------------------------
2000..........             148           894,766            3.5               15,187,953            16.97                3.2

2001..........             509         2,676,232           10.4               42,714,473            15.96                8.9

2002..........             526         3,476,104           13.6               60,234,599            17.33               12.6

2003..........             479         3,845,066           15.0               66,571,285            17.31               14.0

2004..........             338         2,344,632            9.1               44,880,367            19.14                9.4

2005..........             313         3,061,998           11.9               60,416,528            19.73               12.7

2006..........             124         1,562,751            6.1               32,853,037            21.02                6.9

2007..........              70         1,552,681            6.1               32,440,045            20.89                6.8

2008..........              42         1,100,853            4.3               18,528,030            16.83                3.9

2009..........              36         1,127,196            4.4               21,791,717            19.33                4.6

2010..........              71         1,080,376            4.2               21,925,633            20.29                4.6

2011 and thereafter         58         2,935,854           11.4               58,980,091            20.09               12.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED
  AVERAGE                2,714        25,658,509          100.0              476,523,758            18.57              100.0
===================================================================================================================================

(1) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(2)  Excludes all unleased space as of September 30, 2000.
(3) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(4) Reconciliation to Company's total net rentable square footage is as follows:

                                                                                  SQUARE FEET       PERCENTAGE OF TOTAL
                                                                                  -----------       -------------------
Square footage leased to commercial tenants                                       25,658,509               95.1%
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and
 occupancy adjustments                                                               427,751               1.6
Square footage unleased                                                              900,096               3.3
                                                                                  ----------             -----
Total net rentable square footage (does not include
 residential, land lease, retail or not-in-service properties)                    26,986,356             100.0%
                                                                                  ==========             =====

                        SCHEDULE OF LEASE EXPIRATIONS

                               OFFICE PROPERTIES

The following table sets forth a schedule of the lease expirations for the office properties beginning October 1, 2000, assuming that none of the tenants exercise renewal options:

                                                                                               AVERAGE ANNUAL
                                                        PERCENTAGE OF                           RENT PER NET
                                     NET RENTABLE       TOTAL LEASED         ANNUALIZED           RENTABLE          PERCENTAGE OF
                                     AREA SUBJECT        SQUARE FEET         BASE RENTAL         SQUARE FOOT         ANNUAL BASE
                      NUMBER OF       TO EXPIRING      REPRESENTED BY       REVENUE UNDER        REPRESENTED         RENT UNDER
YEAR OF                LEASES           LEASES            EXPIRING            EXPIRING           BY EXPIRING          EXPIRING
EXPIRATION           EXPIRING(1)       (SQ. FT.)         LEASES(%)(2)        LEASES($)(3)         LEASES($)           LEASES(%)
-----------------------------------------------------------------------------------------------------------------------------------
2000..........            115           666,211              3.2              12,422,310            18.65               2.9

2001..........            425         2,052,625              9.7              36,358,740            17.71               8.5

2002..........            420         2,597,727             12.3              51,074,486            19.66              12.0

2003..........            399         3,198,170             15.1              60,219,181            18.83              14.2

2004..........            286         1,815,421              8.6              38,790,477            21.37               9.1

2005..........            259         2,600,424             12.3              54,815,528            21.08              12.9

2006..........            105         1,285,488              6.1              28,350,841            22.05               6.7

2007..........             62         1,417,250              6.7              30,468,811            21.50               7.2

2008..........             37           933,806              4.4              17,378,500            18.61               4.1

2009..........             26           996,136              4.7              19,963,197            20.04               4.7

2010..........             53           855,944              4.1              18,703,411            21.85               4.4

2011 and thereafter        51         2,714,830             12.8              56,415,731            20.78              13.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED
  AVERAGE               2,238        21,134,032            100.0             424,961,213            20.11             100.0
===================================================================================================================================

(1) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(2)  Excludes all unleased space as of September 30, 2000.
(3) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

                        SCHEDULE OF LEASE EXPIRATIONS

                            OFFICE/FLEX PROPERTIES

The following table sets forth a schedule of the lease expirations for the office/flex properties beginning October 1, 2000, assuming that none of the tenants exercise renewal options:

                                                                                              AVERAGE ANNUAL
                                                       PERCENTAGE OF                           RENT PER NET
                                    NET RENTABLE       TOTAL LEASED         ANNUALIZED           RENTABLE          PERCENTAGE OF
                                    AREA SUBJECT        SQUARE FEET         BASE RENTAL         SQUARE FOOT         ANNUAL BASE
                     NUMBER OF       TO EXPIRING      REPRESENTED BY       REVENUE UNDER        REPRESENTED         RENT UNDER
YEAR OF               LEASES           LEASES            EXPIRING            EXPIRING           BY EXPIRING          EXPIRING
EXPIRATION          EXPIRING(1)       (SQ. FT.)         LEASES(%)(2)        LEASES($)(3)         LEASES($)           LEASES(%)
----------------------------------------------------------------------------------------------------------------------------------
2000..........            30           227,220              5.5               2,748,747            12.10               5.8

2001..........            81           614,160             14.9               6,263,456            10.20              13.2

2002..........           104           831,937             20.2               8,659,361            10.41              18.3

2003..........            76           548,922             13.3               5,850,986            10.66              12.3

2004..........            41           319,791              7.7               3,597,398            11.25               7.6

2005..........            51           448,420             10.9               5,419,124            12.08              11.4

2006..........            19           277,263              6.7               4,502,196            16.24               9.5

2007..........             8           135,431              3.3               1,971,234            14.56               4.2

2008..........             5           167,047              4.0               1,149,530             6.88               2.4

2009..........             9           119,260              2.9               1,722,320            14.44               3.6

2010..........            18           224,432              5.4               3,222,222            14.36               6.8

2011 and thereafter        6           213,024              5.2               2,299,360            10.79               4.9
----------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED
  AVERAGE                448         4,126,907            100.0              47,405,934            11.49             100.0
==================================================================================================================================

(1) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(2)  Excludes all unleased space as of September 30, 2000.
(3) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

                        SCHEDULE OF LEASE EXPIRATIONS

                       INDUSTRIAL/WAREHOUSE PROPERTIES

The following table sets forth a schedule of the lease expirations for the industrial/warehouse properties beginning October 1, 2000, assuming that none of the tenants exercise renewal options:

                                                                                           AVERAGE ANNUAL
                                                    PERCENTAGE OF                           RENT PER NET
                                 NET RENTABLE       TOTAL LEASED         ANNUALIZED           RENTABLE          PERCENTAGE OF
                                 AREA SUBJECT        SQUARE FEET         BASE RENTAL         SQUARE FOOT         ANNUAL BASE
                  NUMBER OF       TO EXPIRING      REPRESENTED BY       REVENUE UNDER        REPRESENTED         RENT UNDER
YEAR OF            LEASES           LEASES            EXPIRING            EXPIRING           BY EXPIRING          EXPIRING
EXPIRATION       EXPIRING(1)       (SQ. FT.)         LEASES(%)(2)        LEASES($)(3)         LEASES($)           LEASES(%)
-------------------------------------------------------------------------------------------------------------------------------
2000..........          3             1,335              0.3                  16,896            12.66               0.5

2001..........          3             9,447              2.5                  92,277             9.77               2.5

2002..........          2            46,440             12.2                 500,752            10.78              13.5

2003..........          4            97,974             25.8                 501,118             5.11              13.6

2004..........         10           200,120             52.6               2,297,492            11.48              62.1

2005..........          3            13,154              3.5                 181,876            13.83               4.9

2009..........          1            11,800              3.1                 106,200             9.00               2.9
-------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED
  AVERAGE              26           380,270            100.0               3,696,611             9.72             100.0
===============================================================================================================================

(1) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(2)  Excludes all unleased space as of September 30, 2000.
(3) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.


                         STAND-ALONE RETAIL PROPERTIES

The following table sets forth a schedule of the lease expirations for the stand-alone retail properties beginning October 1, 2000, assuming that none of the tenants exercise renewal options:

                                                                                           AVERAGE ANNUAL
                                                    PERCENTAGE OF                           RENT PER NET
                                 NET RENTABLE       TOTAL LEASED         ANNUALIZED           RENTABLE          PERCENTAGE OF
                                 AREA SUBJECT        SQUARE FEET         BASE RENTAL         SQUARE FOOT         ANNUAL BASE
                  NUMBER OF       TO EXPIRING      REPRESENTED BY       REVENUE UNDER        REPRESENTED         RENT UNDER
YEAR OF            LEASES           LEASES            EXPIRING            EXPIRING           BY EXPIRING          EXPIRING
EXPIRATION       EXPIRING(1)       (SQ. FT.)         LEASES(%)(2)        LEASES($)(3)         LEASES($)           LEASES(%)
-------------------------------------------------------------------------------------------------------------------------------
2004..........          1             9,300             53.8                 195,000            20.97              42.4

2012 .........          1             8,000             46.2                 265,000            33.12              57.6
-------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED
  AVERAGE               2            17,300            100.0                 460,000            26.59             100.0
===============================================================================================================================

(1)  Includes stand-alone retail property tenants only.
(2) Annualized base rental revenue is based on actual September 2000 billings times 12. For leases whose rent commences after October 1, 2000, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.